UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22970

Nuveen Dow 30SM Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

December 31,

2022

Nuveen

Closed-End Funds

BXMX	Nuveen S&P 500 Buy-Write Income Fund
DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
JCE	Nuveen Core Equity Alpha Fund

Annual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen S&P 500 Buy-Write Income Fund (BXMX) Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Nuveen Core Equity Alpha Fund (JCE)

Annual Shareholder Report for the period ending December 31, 2022

The Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) and Nuveen Core Equity Alpha Fund (JCE) seek to offer attractive cash flow to their shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Funds use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2365, $0.2867, $0.2940, $0.4934 and $0.3952 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

With more economic indicators pointing to a broadening contraction across the world’s economies, the conversation has shifted from debating whether a global recession would happen to considering how long and severe a recession would be. Higher than expected inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets over the past year.

Inflation has surged partially due to pandemic-related supply chain bottlenecks, exacerbated by Russia’s war in Ukraine and China’s recurring COVID-19 lockdowns throughout the year until China’s zero-COVID policy effectively ended in December 2022. This necessitated forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who signaled their intentions to slow inflation even if it meant tolerating materially slower economic growth and some softening in the labor market. In March 2022, the Fed began the fastest interest rate hiking cycle in its history, raising the target fed funds rate by 4.50% over a ten-month span to a range of 4.50% to 4.75% by January 2023. While inflation began to ease over the second half of 2022, it remains far higher than the Fed’s inflation target. Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors and has more recently slowed the pace of monetary tightening. But additional rate hikes are expected until the Fed sees sustainable progress toward its inflation goals. Despite contracting in the first half of 2022, U.S. gross domestic product grew 2.1% in the year overall compared to 2021. Consumer spending remained relatively resilient in 2022, supported by a surprisingly strong labor market that suggested not all areas of the economy were weakening in unison.

While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth

Chair of the Board

February 23, 2023

Portfolio Managers’ Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Nuveen Core Equity Alpha Fund (JCE)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). The Fund’s portfolio managers are Kenneth H. Toft, Michael T. Buckius and Daniel M. Ashcraft. The Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The Funds’ portfolio managers are David A. Friar, Phillip James (Jim) Campagna, CFA, Lei Liao, CFA and Darren Tran, CFA. The Nuveen Core Equity Fund (JCE) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are David A. Friar, Max A. Kozlov, CFA, and Pei Chen.

Here the Funds’ portfolio management teams review U.S. economic and financial market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2022. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2022?

In 2022, the U.S. economy grew at a pace of 2.1%, normalizing from its rapid post-pandemic recovery in 2021 when it expanded 5.9%, according to the U.S. Bureau of Economic Analysis. Although a moderation was largely expected, gross domestic product (GDP) unexpectedly contracted in the first half of the year. China’s Zero-COVID restrictions (later lifted in December 2022) and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions and drove food and energy prices higher. Inflation rose more than expected over much of 2022, which pressured global central banks to respond with more aggressive measures and increased recession risks.

Beginning in March 2022, the U.S. Federal Reserve (Fed) raised its target fed funds rate seven times during the reporting period, bringing it from near zero at the start of the year to a range of 4.25% to 4.50%. In early 2023, after the close of the reporting period, the Fed raised its rate by 0.25% to a range of 4.50% to 4.75%. The Fed’s activity led to significant volatility in bond and stock markets in 2022. In addition, it contributed to a surge in the U.S. dollar’s value

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. Global currency and bond markets were further roiled in September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.

Inflation and higher borrowing costs weighed on consumer confidence and spending and notably cooled the housing market in 2022. However, the labor market, another key gauge of the economy’s health, remained resilient. By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic. As of December 2022, the unemployment rate remained near its pre-pandemic low of 3.5%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped U.S. GDP return to expansion in the third and fourth quarters of 2022, growing at an annualized rate of 3.2% and 2.9%, respectively.

Inflation, the Russia-Ukraine war and rising interest rates all contributed to equity market losses during the reporting period. 2022 ranks as the fourth-worst calendar-year return for the S&P 500® Index over the last 85 years. The S&P 500® Index posted three consecutive losing quarters and ended 2022 with a partial recovery. Concerns over the pace and extent of monetary tightening were a key driver of each market decline, while rallies were mostly ignited by investor hopes of a Fed policy pivot towards a less hawkish, if not dovish, approach to achieving lower inflation without tipping the economy into recession. The year also ranked as one of the most volatile on record. Despite beginning the reporting period at a low of 16.60 on January 3, 2022, average implied volatility, as measured by the Cboe® Volatility Index (the VIX®), was 25.64, the sixth highest annual average since its 1990 inception.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

BXMX seeks attractive total return with less volatility than the S&P 500® Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500® Index and by selling index call options covering approximately 100% of the Fund’s equity portfolio value with a goal of enhancing the portfolio’s risk-adjusted returns.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premium received for the written index call options. In addition, market declines are typically buffered by the amount of the cash premium received by the Fund. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500® Index. In rising markets, the call options may reduce the Fund’s total return relative to the S&P 500® Index.

During the reporting period, the portfolio management team focused on opportunities in the written index call option portfolio. The team took advantage of elevated implied volatility levels to enhance cash flow potential, helping to offset a material portion of losses during equity market declines.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, BXMX performed in line with the Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM). For purposes of this Performance Commentary, references to relative performance are in comparison to the BXMSM.

The Fund’s equity portfolio performed in line with the equity component of the BXMSM during the reporting period. Favorable sector allocation and stock selection in the financial and health care sectors contributed to the outperformance, while unfavorable stock selection in information technology sector detracted from performance. Similarly, the Fund’s options portfolio performed in line with the options component of the BXMSM during the reporting period. The Fund’s active index call writing approach outperformed later in the reporting period, largely offsetting the underperformance at the beginning of the reporting period. The active index call writing approach was particularly beneficial during periods when the equity market outperformed the BXMSM. Specifically, during the equity market’s climb from mid-June through mid-August 2022, the Fund significantly outperformed the BXMSM. Active adjustments to the Fund’s index call option portfolio were also beneficial relative to the BXMSM during the equity market advance from mid-October through the end of November 2022.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average Index (DJIA) by investing in an equity portfolio that seeks to substantially replicate the price movements of the DJIA, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-term target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.

Generally, if the portfolio management team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture than the full option overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks, in addition to exchange-traded funds (ETFs). The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

During the reporting period, the portfolio management team varied the core option overwrite level between 38% and 72%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500® Index, was in line with its long-term target.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, the Fund outperformed the DIAX Blended Benchmark, which is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM) and 2) 45% Dow Jones Industrial Average Index (DJIA). For purposes of this Performance Commentary, references to relative performance are in comparison to the DIAX Blended Benchmark.

The primary contributor to the Fund’s relative performance was call options sold on the S&P 500® Index. The BXDSM, which is a component of the DIAX Blended Benchmark, sells index call options on the DJIA. Because of its investment policies, the Fund is precluded from selling index call options on the DJIA and instead primarily sold call options on the S&P 500® Index. This combination contributed to the Fund’s relative performance because the S&P 500® Index significantly underperformed the DJIA for the reporting period. Lastly, single name options added to performance, including short positions in Salesforce Inc. and long positions in General Mills, Inc. and Lockheed Martin Corp.

The portfolio management team sold calls on the Russell 2000® Index, sold put options on the S&P 500® Index, bought and sold single name call options and bought puts and calls on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®), however the impact of these positions on performance was minimal.

Portfolio Managers’ Comments (continued)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

SPXX seeks attractive total return with less volatility than the S&P 500® Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500® Index, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax shareholder outcomes.

Generally, if the portfolio management team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture than the full option overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® Index and can also employ an expanded range of options, including index options on other broad-based indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

During the reporting period, the portfolio management team varied the core option overwrite level between 38% and 66%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500® Index, was in line with its long-term target. The portfolio management team also sold calls on the Russell 2000® Index, sold put options on the S&P 500® Index, bought and sold single name call options and bought puts and calls on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®).

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, the Fund underperformed the SPXX Blended Benchmark, which is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM) and 2) 45% S&P 500® Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the SPXX Blended Benchmark.

The primary detractor from the Fund’s relative performance was the variance in the option overwrite percentage. The underperformance occurred mostly in the first and third quarters, during which time the market’s declines were followed by sharp short-term market rallies. The portfolio management team sold calls on the Russell 2000® Index, sold put options on the S&P 500® Index, bought and sold single name call options, and bought puts and calls on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®), however the impact of these positions on performance was minimal.

Partially offsetting the Fund’s underperformance was the equity portfolio’s return. The outperformance of the equity portfolio was primarily driven by favorable stock selection in the healthcare and industrial sectors.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

QQQX seeks attractive total return with less volatility than the Nasdaq 100® Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the Nasdaq 100® Index, as well as selling call options on

35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run target of 55% in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax shareholder outcomes.

Generally, if the portfolio management team expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq 100® Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

During the reporting period, the portfolio management team varied the core option overwrite level between 35% and 63%. The average option overwrite during the reporting period, which consisted primarily of calls written on the Nasdaq 100® Index, was in line with its long-term target.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, the Fund underperformed the QQQX Blended Benchmark, which is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM) and 2) 45% Nasdaq 100® Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the QQQX Blended Benchmark.

The primary detractor from the Fund’s relative performance was the equity portfolio’s return, led by unfavorable stock selection in the communication, consumer staples, and industrials sectors, particularly a lack of exposure to T-Mobile, Pepsi, and Honeywell. In addition, the variance in the option overwrite percentage in the Fund detracted from relative performance.

In addition to selling calls on Nasdaq 100 Index, the portfolio management team sold call and put options on the S&P 500® Index, sold call options on the QQQ ETF, sold call options on the Russell 2000® Index, bought and sold single name call options, and bought puts and calls on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX®); however the impact of these positions on performance was minimal.

Nuveen Core Equity Alpha Fund (JCE)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

JCE seeks to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in large capitalization common stocks, using a proprietary quantitative process designed to provide the potential for long-term outperformance. The Fund also sells call options with a notional value of up to 50% of the Fund’s equity portfolio in seeking to enhance risk-adjusted performance relative to an all equity portfolio. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.

Portfolio Managers’ Comments (continued)

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, the Fund underperformed the JCE Blended Benchmark, which is a blend of returns consisting of 1) 50% S&P 500® Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM). For purposes of this Performance Commentary, references to relative performance are in comparison to the JCE Blended Benchmark.

The primary detractor from the Fund’s relative performance was the Fund’s option overwrite level, which was less than that of the JCE Blended Benchmark during the reporting period. The lower average overwrite percentage detracted from benchmark relative performance as equity markets declined during the reporting period.

The Fund’s underperformance was partially offset by the equity portfolio’s return, which outperformed the S&P 500® Index. Underweight positions in Tesla Inc., Dow Inc. and Netflix Inc. all contributed to relative performance. As part of the model-driven security selection process, which is designed to select constituents from the S&P 500® Index and the Russell 1000® Index, the portfolio management team seeks to minimize tracking error while adhering to tax and concentration rules. The Fund utilized equity futures for cash management purposes during the reporting period, which had a negligible impact on relative performance.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of November 30, 2022 as required by certain exempted regulatory relief the Funds have received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2022

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Funds attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. It is estimated that DIAX, SPXX, QQQX and JCE have distributed more than their income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.

Common Share Information (continued)

Data as of November 30, 2022*

		Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
BXMX (FYE 12/31)
Current Quarter	$0.2365	$0.0239	$0.0224	$0.1902	$0.0000	10.1%	9.5%	80.4%	0.0%
Fiscal YTD	$0.9460	$0.0956	$0.0897	$0.7608	$0.0000	10.1%	9.5%	80.4%	0.0%
DIAX (FYE 12/31)
Current Quarter	$0.2867	$0.0537	$0.0405	$0.0752	$0.1173	18.7%	14.1%	26.2%	40.9%
Fiscal YTD	$1.1468	$0.2148	$0.1619	$0.3008	$0.4693	18.7%	14.1%	26.2%	40.9%
SPXX (FYE 12/31)
Current Quarter	$0.2940	$0.0316	$0.2407	$0.0000	$0.0217	10.7%	81.9%	0.0%	7.4%
Fiscal YTD	$1.1760	$0.1263	$0.9629	$0.0000	$0.0868	10.7%	81.9%	0.0%	7.4%
QQQX (FYE 12/31)
Current Quarter	$0.4934	$0.0029	$0.1721	$0.2932	$0.0252	0.6%	34.9%	59.4%	5.1%
Fiscal YTD	$1.9736	$0.0116	$0.6883	$1.1728	$0.1009	0.6%	34.9%	59.4%	5.1%
JCE (FYE 12/31)
Current Quarter	$0.3952	$0.0235	$0.0000	$0.2963	$0.0753	6.0%	0.0%	75.0%	19.1%
Fiscal YTD	$1.5808	$0.0942	$0.0000	$1.1854	$0.3013	6.0%	0.0%	75.0%	19.1%

*	Amounts may not total due to rounding.
[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of November 30, 2022

					Annualized		Cumulative
Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
BXMX	Oct-2004	$0.2365	$0.9460	$13.19	5.01%	7.17%	(8.99)%	7.17%
DIAX	Apr-2005	$0.2867	$1.1468	$16.80	4.33%	6.83%	(2.04)%	6.83%
SPXX	Nov-2005	$0.2940	$1.1760	$15.63	5.69%	7.52%	(11.68)%	7.52%
QQQX	Jan-2007	$0.4934	$1.9736	$21.46	5.75%	9.20%	(22.80)%	9.20%
JCE	Mar-2007	$0.3952	$1.5808	$13.05	6.93%	12.11%	(13.21)%	12.11%

[1]	As a percentage of 11/30/22 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2022

The following tables provide information regarding the Funds’ common share distributions and total return performance for the fiscal year ended December 31, 2022. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2022

	Per Share Sources of Distribution					Percentage of the Distribution
Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
BXMX
Fiscal YTD	$0.9460	$0.0947	$0.5898	$0.2615	$0.0000	10.01%	62.35%	27.64%	0.00%
DIAX
Fiscal YTD	$1.1468	$0.1993	$0.6305	$0.2796	$0.0374	17.38%	54.98%	24.38%	3.26%
SPXX
Fiscal YTD	$1.1760	$0.1259	$1.0501	$0.0000	$0.0000	10.71%	89.29%	0.00%	0.00%
QQQX
Fiscal YTD	$1.9736	$0.0095	$1.5899	$0.3742	$0.0000	0.48%	80.56%	18.96%	0.00%
JCE
Fiscal YTD	$2.3311	$0.0986	$0.3112	$1.6241	$0.2972	4.23%	13.35%	69.67%	12.75%

Data as of December 31, 2022

			Annualized
Fund	Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
BXMX	Oct-2004	$12.57	(11.63)%	4.27%	7.53%
DIAX	Apr-2005	$16.19	(3.92)%	3.59%	7.08%
SPXX	Nov-2005	$14.80	(14.70)%	4.71%	7.95%
QQQX	Jan-2007	$19.61	(27.68)%	4.23%	10.06%
JCE	Mar-2007	$12.04	(17.30)%	6.05%	13.13%

[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, SPXX and QQQX were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at

Common Share Information (continued)

a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

	SPXX	QQQX
Maximum aggregate offering	4,993,317	Unlimited

During the current reporting period, SPXX and QQQX sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

	SPXX	QQQX
Common shares sold through shelf offering	639,749	3,280,964
Weighted average premium to NAV per common share sold	1.77%	2.37%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2022, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

As of December 31, 2022, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX	JCE
Common shares cumulatively repurchased and retired	460,238	0	383,763	0	449,800
Common shares authorized for repurchase	10,405,000	3,635,000	1,780,000	4,780,000	1,605,000

OTHER COMMON SHARE INFORMATION

As of December 31, 2022 the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	BXMX	DIAX	SPXX	QQQX	JCE
Common share NAV	$12.57	$16.19	$14.80	$19.61	$12.04
Common share price	$12.65	$15.51	$16.12	$20.43	$13.54
Premium/(Discount) to NAV	0.64%	(4.20)%	8.92%	4.18%	12.46%
Average premium/(discount) to NAV	(0.46)%	(4.27)%	2.59%	2.20%	2.47%

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries as of December 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
BXMX at Common Share NAV	(11.63)%	4.27%	6.78%
BXMX at Common Share Price	(7.09)%	4.79%	8.29%
Cboe S&P 500® BuyWrite Index (BXMSM)	(11.37)%	2.73%	5.71%
*	For purposes of Fund performance, relative results are measured against the Cboe S&P 500® BuyWrite Index (BXMSM).

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stock	99.8%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	2.0%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of total investments)

Apple Inc	6.1%
Microsoft Corp	5.6%
Alphabet Inc	3.2%
Amazon.com Inc	2.3%
Berkshire Hathaway Inc	2.2%

Portfolio Composition1

(% of total investments)

Software	8.3%
Technology Hardware, Storage & Peripherals	6.2%
Pharmaceuticals	5.0%
Semiconductors & Semiconductor Equipment	5.0%
Oil, Gas & Consumable Fuels	4.7%
IT Services	4.5%
Interactive Media & Services	4.0%
Banks	3.8%
Health Care Providers & Services	3.6%
Capital Markets	2.6%
Biotechnology	2.5%
Internet & Direct Marketing Retail	2.4%
Health Care Equipment & Supplies	2.3%
Equity Real Estate Investment Trusts	2.3%
Specialty Retail	2.3%
Insurance	2.2%
Diversified Financial Services	2.2%
Hotels, Restaurants & Leisure	2.1%
Life Sciences Tools & Services	2.0%
Beverages	2.0%
Aerospace & Defense	1.9%
Machinery	1.8%
Chemicals	1.7%
Household Products	1.7%
Multi-Utilities	1.7%
Food & Staples Retailing	1.5%
Other	17.7%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreement	2.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
DIAX at Common Share NAV	(3.92)%	3.59%	8.13%
DIAX at Common Share Price	(5.93)%	3.28%	8.94%
Dow Jones Industrial Average Index (DJIA)	(6.86)%	8.38%	12.30%
DIAX Blended Benchmark	(5.72)%	6.29%	8.66%

*

For purposes of Fund performance, relative results are measured against the DIAX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM) and 2) 45% Dow Jones Industrial Average Index (DJIA).

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stock	99.9%
Exchange-Traded Funds	0.7%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Top Five Common Stock Holdings

(% of total investments)

UnitedHealth Group Inc	10.4%
Goldman Sachs Group Inc/The	6.8%
Home Depot Inc/The	6.2%
McDonald’s Corp	5.2%
Amgen Inc	5.2%

Portfolio Composition1

(% of total investments)

Health Care Providers & Services	10.4%
Software	7.3%
IT Services	6.9%
Capital Markets	6.8%
Industrial Conglomerates	6.6%
Specialty Retail	6.2%
Pharmaceuticals	5.7%
Hotels, Restaurants & Leisure	5.2%
Biotechnology	5.2%
Machinery	4.7%
Aerospace & Defense	3.8%
Insurance	3.7%
Oil, Gas & Consumable Fuels	3.5%
Food & Staples Retailing	3.5%
Household Products	3.0%
Consumer Finance	2.9%
Banks	2.6%
Technology Hardware, Storage & Peripherals	2.6%
Textiles, Apparel & Luxury Goods	2.3%
Entertainment	1.7%
Other	4.4%
Exchange-Traded Funds	0.7%
Repurchase Agreements	0.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
SPXX at Common Share NAV	(14.70)%	4.71%	7.29%
SPXX at Common Share Price	(6.79)%	5.56%	9.69%
S&P 500® Index	(18.11)%	9.42%	12.56%
SPXX Blended Benchmark	(14.31)%	5.81%	8.82%

*

For purposes of Fund performance, relative results are measured against the SPXX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM) and 2) 45% S&P 500® Index.

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stock	99.3%
Exchange-Traded Funds	1.1%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Top Five Common Stock Holdings

(% of total investments)

Apple Inc	6.2%
Microsoft Corp	5.8%
Alphabet Inc	3.3%
Amazon.com Inc	2.4%
Berkshire Hathaway Inc	1.9%

Portfolio Composition1

(% of total investments)

Software	8.6%
Technology Hardware, Storage & Peripherals	6.3%
Semiconductors & Semiconductor Equipment	5.1%
Pharmaceuticals	5.0%
Oil, Gas & Consumable Fuels	4.7%
Interactive Media & Services	4.3%
IT Services	4.2%
Banks	3.7%
Health Care Providers & Services	3.6%
Capital Markets	3.5%
Health Care Equipment & Supplies	2.9%
Equity Real Estate Investment Trusts	2.5%
Internet & Direct Marketing Retail	2.4%
Specialty Retail	2.4%
Biotechnology	2.4%
Beverages	2.2%
Hotels, Restaurants & Leisure	2.2%
Machinery	2.2%
Insurance	2.2%
Electric Utilities	2.1%
Diversified Financial Services	2.0%
Household Products	1.8%
Aerospace & Defense	1.8%
Life Sciences Tools & Services	1.7%
Food & Staples Retailing	1.7%
Other	16.9%
Exchange-Traded Funds	1.1%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.4%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
QQQX at Common Share NAV	(27.68)%	4.23%	10.16%
QQQX at Common Share Price	(27.25)%	3.86%	10.77%
Nasdaq 100® Index	(32.38)%	12.36%	16.45%
QQQX Blended Benchmark	(25.05)%	6.93%	10.84%

*

For purposes of Fund performance, relative results are measured against the QQQX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM) and 2) 45% Nasdaq 100® Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stock	100.0%
Exchange-Traded Funds	0.5%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%

Top Five Common Stock Holdings

(% of total investments)

Microsoft Corp	13.3%
Apple Inc	12.7%
Alphabet Inc	8.0%
Amazon.com Inc	6.2%
NVIDIA Corp	3.7%

Portfolio Composition1

(% of total investments)

Software	19.2%
Semiconductors & Semiconductor Equipment	13.5%
Technology Hardware, Storage & Peripherals	12.7%
Interactive Media & Services	10.6%
Internet & Direct Marketing Retail	6.8%
Biotechnology	5.3%
Automobiles	2.9%
Communications Equipment	2.9%
Beverages	2.7%
Media	2.6%
Hotels, Restaurants & Leisure	2.6%
IT Services	2.3%
Food Products	1.8%
Other	13.4%
Exchange-Traded Funds	0.5%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

JCE	Nuveen Core Equity Alpha Fund Performance Overview and Holding Summaries as of December 31, 2022

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
JCE at Common Share NAV	(17.30)%	6.05%	9.74%
JCE at Common Share Price	(14.07)%	8.78%	12.46%
S&P 500® Index	(18.11)%	9.42%	12.56%
JCE Blended Benchmark	(14.65)%	6.15%	9.17%

*

For purposes of Fund performance, relative results are measured against the JCE Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% S&P 500® Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM).

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stock	99.0%
Exchange-Traded Funds	0.6%
Investments Purchased with Collateral from Securities Lending	0.3%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of total investments)

Apple Inc	6.6%
Microsoft Corp	5.8%
Alphabet Inc	3.3%
Amazon.com Inc	2.7%
Berkshire Hathaway Inc	2.4%

Portfolio Composition1

(% of total investments)

Software	10.9%
Technology Hardware, Storage & Peripherals	6.6%
Oil, Gas & Consumable Fuels	5.8%
Health Care Providers & Services	5.4%
Interactive Media & Services	4.5%
IT Services	4.4%
Pharmaceuticals	4.1%
Life Sciences Tools & Services	3.8%
Health Care Equipment & Supplies	3.6%
Banks	3.3%
Semiconductors & Semiconductor Equipment	2.9%
Food & Staples Retailing	2.9%
Specialty Retail	2.8%
Internet & Direct Marketing Retail	2.7%
Hotels, Restaurants & Leisure	2.5%
Diversified Financial Services	2.5%
Electric Utilities	2.3%
Insurance	2.2%
Capital Markets	2.0%
Road & Rail	1.9%
Beverages	1.8%
Electronic Equipment, Instruments & Components	1.7%
Commercial Services & Supplies	1.7%
Other	16.6%
Exchange-Traded Funds	0.6%
Investments Purchased with Collateral from Securities Lending	0.3%
Repurchase Agreements	0.2%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen S&P 500 Buy-Write Income Fund,

Nuveen Dow 30SM Dynamic Overwrite Fund,

Nuveen S&P 500 Dynamic Overwrite Fund,

Nuveen Nasdaq 100 Dynamic Overwrite Fund and

Nuveen Core Equity Alpha Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2023

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8% (2)

	Aerospace & Defense – 2.0%

28,960	Boeing Co/The (3)	$5,516,590
9,566	HEICO Corp	1,469,720
62,456	Howmet Aerospace Inc	2,461,391
10,463	Northrop Grumman Corp	5,708,718
99,428	Raytheon Technologies Corp	10,034,274
4,597	Woodward Inc	444,116
	Total Aerospace & Defense	25,634,809

	Air Freight & Logistics – 0.7%

8,966	FedEx Corp	1,552,911
40,842	United Parcel Service Inc, Class B	7,099,973
	Total Air Freight & Logistics	8,652,884

	Airlines – 0.2%

68,557	American Airlines Group Inc (3)	872,045
47,025	United Airlines Holdings Inc (3)	1,772,842
	Total Airlines	2,644,887

	Auto Components – 0.1%

50,606	Gentex Corp	1,380,025
9,851	Goodyear Tire & Rubber Co (3)	99,988
	Total Auto Components	1,480,013

	Automobiles – 1.3%

211,763	Ford Motor Co	2,462,804
16,446	Harley-Davidson Inc	684,154
110,669	Tesla Inc (3)	13,632,207
	Total Automobiles	16,779,165

	Banks – 3.9%

81,507	Citigroup Inc	3,686,562
26,341	Comerica Inc	1,760,896
162,841	Fifth Third Bancorp	5,342,813
51,859	First Horizon Corp	1,270,545
132,821	JPMorgan Chase & Co	17,811,296
165,652	KeyCorp	2,885,658
14,051	M&T Bank Corp	2,038,238
41,891	PNC Financial Services Group Inc/The	6,616,265
195,504	Wells Fargo & Co	8,072,360
31,763	Zions Bancorp NA	1,561,469
	Total Banks	51,046,102

	Beverages – 2.0%

265,212	Coca-Cola Co	16,870,135
134,640	Keurig Dr Pepper Inc	4,801,263
47,494	Monster Beverage Corp (3)	4,822,066
	Total Beverages	26,493,464

	Biotechnology – 2.5%

78,698	AbbVie Inc	12,718,384
1,757	Alnylam Pharmaceuticals Inc (3)	417,551
28,228	Amgen Inc	7,413,802
9,647	Biogen Inc (3)	2,671,447
9,243	BioMarin Pharmaceutical Inc (3)	956,558

Shares	Description (1)	Value

	Biotechnology (continued)

2,000	Exact Sciences Corp (3)	$99,020
67,257	Gilead Sciences Inc	5,774,014
15,810	Moderna Inc (3)	2,839,792
3,237	Seagen Inc (3)	415,987
	Total Biotechnology	33,306,555

	Building Products – 0.4%

15,381	Allegion plc	1,619,004
23,666	Fortune Brands Innovations Inc	1,351,565
43,726	Masco Corp	2,040,693
23,666	MasterBrand Inc (3)	178,678
	Total Building Products	5,189,940

	Capital Markets – 2.7%

83,608	Charles Schwab Corp/The	6,961,202
23,102	CME Group Inc	3,884,832
44,488	Intercontinental Exchange Inc	4,564,024
53,398	Jefferies Financial Group Inc	1,830,483
86,746	Morgan Stanley	7,375,145
8,344	MSCI Inc	3,881,379
19,659	S&P Global Inc	6,584,586
	Total Capital Markets	35,081,651

	Chemicals – 1.8%

16,669	Chemours Co/The	510,405
52,881	Corteva Inc	3,108,345
53,214	Dow Inc	2,681,453
42,507	DuPont de Nemours Inc	2,917,255
23,362	Eastman Chemical Co	1,902,601
30,588	Linde PLC	9,977,194
10,656	Olin Corp	564,129
14,399	RPM International Inc	1,403,183
	Total Chemicals	23,064,565

	Commercial Services & Supplies – 0.7%

20,246	Waste Connections Inc	2,683,810
37,983	Waste Management Inc	5,958,773
	Total Commercial Services & Supplies	8,642,583

	Communications Equipment – 1.0%

19,049	Ciena Corp (3)	971,118
220,344	Cisco Systems Inc	10,497,188
5,140	Lumentum Holdings Inc (3)	268,154
74,070	Viavi Solutions Inc (3)	778,476
	Total Communications Equipment	12,514,936

	Consumer Finance – 0.4%

42,085	Discover Financial Services	4,117,176
89,957	SLM Corp	1,493,286
	Total Consumer Finance	5,610,462

	Containers & Packaging – 0.5%

9,313	Avery Dennison Corp	1,685,653
20,677	Crown Holdings Inc	1,699,856
15,364	Packaging Corp of America	1,965,209
18,945	Sonoco Products Co	1,150,151
	Total Containers & Packaging	6,500,869

	Distributors – 0.2%

51,888	LKQ Corp	2,771,338

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Diversified Financial Services – 2.2%

93,321	Berkshire Hathaway Inc, Class B (3)	$28,826,857

	Diversified Telecommunication Services – 1.2%

379,832	AT&T Inc	6,992,707
207,579	Verizon Communications Inc	8,178,613
	Total Diversified Telecommunication Services	15,171,320

	Electric Utilities – 1.2%

90,850	Alliant Energy Corp	5,015,829
22,757	Constellation Energy Corp	1,961,881
58,152	Evergy Inc	3,659,505
74,176	OGE Energy Corp	2,933,661
29,198	Pinnacle West Capital Corp	2,220,216
	Total Electric Utilities	15,791,092

	Electrical Equipment – 0.8%

54,146	Emerson Electric Co	5,201,264
8,860	Hubbell Inc	2,079,265
10,242	Rockwell Automation Inc	2,638,032
	Total Electrical Equipment	9,918,561

	Electronic Equipment, Instruments & Components – 0.5%

20,728	CDW Corp/DE	3,701,606
86,143	Corning Inc	2,751,408
	Total Electronic Equipment, Instruments & Components	6,453,014

	Energy Equipment & Services – 0.5%

72,910	Halliburton Co	2,869,008
77,600	Schlumberger Ltd	4,148,496
	Total Energy Equipment & Services	7,017,504

	Entertainment – 1.2%

22,085	Netflix Inc (3)	6,512,425
1,091	Roku Inc (3)	44,404
85,224	Walt Disney Co (3)	7,404,261
146,699	Warner Bros Discovery Inc (3)	1,390,706
	Total Entertainment	15,351,796

	Equity Real Estate Investment Trusts (Reits) – 2.4%

97,035	American Homes 4 Rent, Class A	2,924,635
30,488	American Tower Corp	6,459,188
17,121	Apartment Income REIT Corp	587,422
73,114	Apartment Investment and Management Co, Class A	520,572
123,846	Brandywine Realty Trust	761,653
55,269	CubeSmart	2,224,577
51,595	Equity Commonwealth	1,288,327
84,268	Healthcare Realty Trust Inc, Class A	1,623,844
159,619	Invitation Homes Inc	4,731,107
19,823	LXP Industrial Trust	198,626
51,162	Sabra Health Care REIT Inc	635,944
16,725	Sun Communities Inc	2,391,675
59,317	Welltower Inc	3,888,229
94,015	Weyerhaeuser Co	2,914,465
	Total Equity Real Estate Investment Trusts (Reits)	31,150,264

	Food & Staples Retailing – 1.5%

4,507	Casey’s General Stores Inc	1,011,145
24,465	Costco Wholesale Corp	11,168,272
73,551	Kroger Co/The	3,278,904
47,866	Sysco Corp	3,659,356
15,913	US Foods Holding Corp (3)	541,360
	Total Food & Staples Retailing	19,659,037

Shares	Description (1)	Value

	Food Products – 1.0%

71,353	Hormel Foods Corp	$3,250,129
133,397	Mondelez International Inc, Class A	8,890,910
12,100	Post Holdings Inc (3)	1,092,146
	Total Food Products	13,233,185

	Gas Utilities – 0.2%

23,637	Atmos Energy Corp	2,648,998
2,933	National Fuel Gas Co	185,659
	Total Gas Utilities	2,834,657

	Health Care Equipment & Supplies – 2.4%

98,976	Abbott Laboratories	10,866,575
19,319	Alcon Inc	1,324,318
7,646	Avanos Medical Inc (3)	206,901
49,755	Baxter International Inc	2,536,012
130,178	Boston Scientific Corp (3)	6,023,336
8,009	IDEXX Laboratories Inc (3)	3,267,352
89,338	Medtronic PLC	6,943,349
	Total Health Care Equipment & Supplies	31,167,843

	Health Care Providers & Services – 3.7%

20,430	Cigna Corp	6,769,276
69,178	CVS Health Corp	6,446,698
15,832	Elevance Health Inc	8,121,341
16,250	HCA Inc	3,899,350
43,595	UnitedHealth Group Inc	23,113,197
	Total Health Care Providers & Services	48,349,862

	Health Care Technology – 0.1%

6,414	Veeva Systems Inc, Class A (3)	1,035,091

	Hotels, Restaurants & Leisure – 2.1%

2,484	Booking Holdings Inc (3)	5,005,955
31,485	Marriott International Inc/MD, Class A	4,687,802
39,518	McDonald’s Corp	10,414,178
16,077	Restaurant Brands International Inc	1,039,700
67,125	Starbucks Corp	6,658,800
	Total Hotels, Restaurants & Leisure	27,806,435

	Household Durables – 0.3%

16,552	Garmin Ltd	1,527,584
32,919	KB Home	1,048,470
6,575	TopBuild Corp (3)	1,028,922
	Total Household Durables	3,604,976

	Household Products – 1.7%

144,112	Procter & Gamble Co/The	21,841,615
13,445	Spectrum Brands Holdings Inc	819,069
	Total Household Products	22,660,684

	Industrial Conglomerates – 1.4%

38,682	3M Co	4,638,745
60,545	General Electric Co	5,073,066
40,807	Honeywell International Inc	8,744,940
	Total Industrial Conglomerates	18,456,751

	Insurance – 2.3%

28,004	Allstate Corp/The	3,797,342
37,438	Arthur J Gallagher & Co	7,058,560
37,130	CNO Financial Group Inc	848,420
1,603	F&G Annuities & Life Inc (3)	32,076
23,577	Fidelity National Financial Inc	886,967

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Insurance (continued)

16,078	Genworth Financial Inc, Class A (3)	$85,053
38,545	Hartford Financial Services Group Inc/The	2,922,867
4,703	Kemper Corp	231,388
33,540	Lincoln National Corp	1,030,349
7,573	RenaissanceRe Holdings Ltd	1,395,174
32,951	Travelers Cos Inc/The	6,177,983
71,665	W R Berkley Corp	5,200,729
	Total Insurance	29,666,908

	Interactive Media & Services – 4.1%

268,491	Alphabet Inc, Class A (3)	23,688,961
209,307	Alphabet Inc, Class C (3)	18,571,810
93,805	Meta Platforms Inc (3)	11,288,494
	Total Interactive Media & Services	53,549,265

	Internet & Direct Marketing Retail – 2.4%

371,437	Amazon.com Inc (3)	31,200,708
5,685	JD.com Inc, ADR	319,099
	Total Internet & Direct Marketing Retail	31,519,807

	IT Services – 4.5%

34,892	Accenture PLC, Class A	9,310,581
20,604	Akamai Technologies Inc (3)	1,736,917
28,578	Automatic Data Processing Inc	6,826,141
15,971	Broadridge Financial Solutions Inc	2,142,190
39,198	Fidelity National Information Services Inc	2,659,584
39,289	Mastercard Inc	13,661,964
55,304	PayPal Holdings Inc (3)	3,938,751
9,442	Twilio Inc, Class A (3)	462,280
14,844	VeriSign Inc (3)	3,049,552
75,786	Visa Inc, Class A	15,745,300
	Total IT Services	59,533,260

	Leisure Products – 0.1%

25,861	Mattel Inc (3)	461,360
6,048	Polaris Inc	610,848
	Total Leisure Products	1,072,208

	Life Sciences Tools & Services – 2.0%

38,822	Danaher Corp	10,304,135
10,529	Illumina Inc (3)	2,128,964
21,185	Thermo Fisher Scientific Inc	11,666,368
7,519	Waters Corp (3)	2,575,859
	Total Life Sciences Tools & Services	26,675,326

	Machinery – 1.9%

29,025	Caterpillar Inc	6,953,229
13,565	Deere & Co	5,816,130
31,851	Graco Inc	2,142,298
39,784	Otis Worldwide Corp	3,115,485
15,767	Parker-Hannifin Corp	4,588,197
16,044	Stanley Black & Decker Inc	1,205,225
10,383	Timken Co/The	733,767
	Total Machinery	24,554,331

	Media – 0.7%

216,324	Comcast Corp, Class A	7,564,850
17,899	New York Times Co/The, Class A	581,002
78,489	News Corp, Class A	1,428,500
	Total Media	9,574,352

	Metals & Mining – 0.4%

15,262	Arconic Corp (3)	322,944

Shares	Description (1)	Value

	Metals & Mining (continued)

42,845	Newmont Corp	$2,022,284
20,588	Nucor Corp	2,713,704
	Total Metals & Mining	5,058,932

	Mortgage Real Estate Investment Trusts (REITs) – 0.0%

6,700	Annaly Capital Management Inc	141,236

	Multiline Retail – 0.4%

25,320	Macy’s Inc	522,858
16,563	Nordstrom Inc (4)	267,327
31,203	Target Corp	4,650,495
	Total Multiline Retail	5,440,680

	Multi-Utilities – 1.7%

80,101	Ameren Corp	7,122,581
17,519	NorthWestern Corp	1,039,578
105,501	Public Service Enterprise Group Inc	6,464,046
81,221	WEC Energy Group Inc	7,615,281
	Total Multi-Utilities	22,241,486

	Oil, Gas & Consumable Fuels – 4.8%

44,283	Cenovus Energy Inc	859,533
8,394	Cheniere Energy Inc	1,258,764
84,740	Chevron Corp	15,209,983
9,675	CNX Resources Corp (3)	162,927
81,811	ConocoPhillips	9,653,698
183,113	Exxon Mobil Corp	20,197,364
25,709	Hess Corp	3,646,050
30,656	Marathon Petroleum Corp	3,568,052
17,934	Ovintiv Inc	909,433
26,554	Phillips 66	2,763,740
26,407	Suncor Energy Inc	837,894
25,961	Valero Energy Corp	3,293,413
	Total Oil, Gas & Consumable Fuels	62,360,851

	Personal Products – 0.0%

15,340	BellRing Brands Inc (3)	393,318

	Pharmaceuticals – 5.1%

105,941	Bristol-Myers Squibb Co	7,622,455
36,480	Eli Lilly & Co	13,345,843
115,829	Johnson & Johnson	20,461,193
112,570	Merck & Co Inc	12,489,641
241,787	Pfizer Inc	12,389,166
	Total Pharmaceuticals	66,308,298

	Professional Services – 0.3%

29,484	CoStar Group Inc (3)	2,278,524
9,803	ManpowerGroup Inc	815,708
23,554	TransUnion	1,336,689
	Total Professional Services	4,430,921

	Road & Rail – 0.9%

30,324	Canadian Pacific Railway Ltd	2,261,867
4,425	Lyft Inc, Class A (3)	48,763
21,947	Norfolk Southern Corp	5,408,180
11,774	Old Dominion Freight Line Inc	3,341,226
31,571	Uber Technologies Inc (3)	780,751
	Total Road & Rail	11,840,787

	Semiconductors & Semiconductor Equipment – 5.1%

82,790	Advanced Micro Devices Inc (3)	5,362,308
56,923	Applied Materials Inc	5,543,162
20,036	Broadcom Inc	11,202,729

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)		Value

	Semiconductors & Semiconductor Equipment (continued)

7,284	Enphase Energy Inc (3)		$1,929,969
203,100	Intel Corp		5,367,933
10,447	Lam Research Corp		4,390,874
32,109	Marvell Technology Inc		1,189,317
62,434	Micron Technology Inc		3,120,451
111,295	NVIDIA Corp		16,264,651
23,765	NXP Semiconductors NV		3,755,583
36,779	ON Semiconductor Corp (3)		2,293,906
53,276	QUALCOMM Inc		5,857,164
	Total Semiconductors & Semiconductor Equipment		66,278,047

	Software – 8.5%

23,165	Adobe Inc (3)		7,795,717
15,194	Autodesk Inc (3)		2,839,303
16,990	Black Knight Inc (3)		1,049,132
10,744	Check Point Software Technologies Ltd (3)		1,355,463
48,865	Fortinet Inc (3)		2,389,010
313,964	Microsoft Corp		75,294,846
81,715	Oracle Corp		6,679,384
9,327	Palo Alto Networks Inc (3)		1,301,490
47,152	Salesforce Inc (3)		6,251,884
12,353	ServiceNow Inc (3)		4,796,299
9,651	VMware Inc, Class A		1,184,757
	Total Software		110,937,285

	Specialty Retail – 2.3%

8,358	American Eagle Outfitters Inc		116,678
24,636	Best Buy Co Inc		1,976,053
4,047	Burlington Stores Inc (3)		820,570
14,810	CarMax Inc (3)		901,781
4,736	Five Below Inc (3)		837,656
50,051	Home Depot Inc/The		15,809,109
38,481	Lowe’s Cos Inc		7,666,954
4,641	Ulta Beauty Inc (3)		2,176,954
	Total Specialty Retail		30,305,755

	Technology Hardware, Storage & Peripherals – 6.3%

630,066	Apple Inc		81,864,476
26,933	Dell Technologies Inc, Class C		1,083,245
	Total Technology Hardware, Storage & Peripherals		82,947,721

	Textiles, Apparel & Luxury Goods – 0.7%

6,689	Kontoor Brands Inc		267,493
3,315	Lululemon Athletica Inc (3)		1,062,060
72,500	NIKE Inc, Class B		8,483,225
	Total Textiles, Apparel & Luxury Goods		9,812,778

	Thrifts & Mortgage Finance – 0.0%

48,313	MGIC Investment Corp		628,069

	Tobacco – 0.5%

148,308	Altria Group Inc		6,779,159
	Total Long-Term Investments (cost $582,187,510)		1,305,953,932

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%

	MONEY MARKET FUNDS – 0.0%

12,408	State Street Navigator Securities Lending Government Money Market Portfolio (5)	4.340% (6)	$12,408
	Total Investments Purchased with Collateral from Securities Lending (cost $12,408)		12,408

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.0%

	REPURCHASE AGREEMENTS – 2.0%

$26,896	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $26,900,320, collateralized by $26,631,400, U.S. Treasury Notes, 4.25% due 11/15/40, value $27,434,497	1.280%	1/03/23	$26,896,495
	Total Short-Term Investments (cost $26,896,495)			26,896,495
	Total Investments (cost $609,096,413) – 101.8%			1,332,862,835
	Other Assets Less Liabilities – (1.8)% (7)			(24,106,443)
	Net Assets Applicable to Common Shares – 100%			$1,308,756,392

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(374)	$(143,990,000)	$3,850	1/20/23	$(2,690,930)
S&P 500® Index	Call	(378)	(154,035,000)	4,075	1/20/23	(232,470)
S&P 500® Index	Call	(377)	(154,570,000)	4,100	1/20/23	(162,110)
S&P 500® Index	Call	(378)	(148,365,000)	3,925	1/31/23	(1,999,620)
S&P 500® Index	Call	(374)	(143,055,000)	3,825	2/17/23	(5,063,960)
S&P 500® Index	Call	(378)	(147,420,000)	3,900	2/17/23	(3,598,560)
S&P 500® Index	Call	(370)	(146,150,000)	3,950	2/17/23	(2,689,900)
S&P 500® Index	Call	(373)	(148,267,500)	3,975	2/17/23	(2,348,035)
S&P 500® Index	Call	(373)	(145,470,000)	3,900	3/17/23	(4,910,545)
Total Options Written (premiums received $39,360,041)		(3,375)	$(1,331,322,500)			$(23,696,130)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $12,137.

(5)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.6%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 3.8%

116,972	Boeing Co/The (2)	$22,281,996

	Banks – 2.7%

116,972	JPMorgan Chase & Co	15,685,945

	Beverages – 1.3%

116,972	Coca-Cola Co	7,440,589

	Biotechnology – 5.2%

116,972	Amgen Inc (3)	30,721,526

	Capital Markets – 6.8%

116,972	Goldman Sachs Group Inc/The (3)	40,165,845

	Chemicals – 1.0%

116,972	Dow Inc	5,894,219

	Communications Equipment – 1.0%

116,972	Cisco Systems Inc	5,572,546

	Consumer Finance – 2.9%

116,972	American Express Co	17,282,613

	Diversified Telecommunication Services – 0.8%

116,972	Verizon Communications Inc	4,608,697

	Entertainment – 1.7%

116,972	Walt Disney Co (2)	10,162,528

	Food & Staples Retailing – 3.6%

116,972	Walgreens Boots Alliance Inc	4,370,074
116,972	Walmart Inc	16,585,460
	Total Food & Staples Retailing	20,955,534

	Health Care Providers & Services – 10.5%

116,972	UnitedHealth Group Inc	62,016,215

	Hotels, Restaurants & Leisure – 5.2%

116,972	McDonald’s Corp (3)	30,825,631

	Household Products – 3.0%

116,972	Procter & Gamble Co/The	17,728,276

	Industrial Conglomerates – 6.6%

116,972	3M Co	14,027,282
116,972	Honeywell International Inc	25,067,100
	Total Industrial Conglomerates	39,094,382

	Insurance – 3.7%

116,972	Travelers Cos Inc/The	21,931,080

	IT Services – 6.9%

116,972	International Business Machines Corp	16,480,185

Shares	Description (1)			Value

	IT Services (continued)

116,972	Visa Inc, Class A			$24,302,103
	Total IT Services			40,782,288

	Machinery – 4.8%

116,972	Caterpillar Inc			28,021,812

	Oil, Gas & Consumable Fuels – 3.6%

116,972	Chevron Corp			20,995,304

	Pharmaceuticals – 5.7%

116,972	Johnson & Johnson			20,663,104
116,972	Merck & Co Inc			12,978,043
	Total Pharmaceuticals			33,641,147

	Semiconductors & Semiconductor Equipment – 0.5%

116,972	Intel Corp			3,091,570

	Software – 7.4%

116,972	Microsoft Corp (3)			28,052,225
116,972	Salesforce Inc (2)			15,509,318
	Total Software			43,561,543

	Specialty Retail – 6.3%

116,972	Home Depot Inc/The			36,946,776

	Technology Hardware, Storage & Peripherals – 2.6%

116,972	Apple Inc (3)			15,198,172

	Textiles, Apparel & Luxury Goods – 2.3%

116,972	NIKE Inc, Class B			13,686,894
	Total Common Stocks (cost $244,397,058)			588,293,128

Shares	Description (1)			Value

	EXCHANGE-TRADED FUNDS – 0.7%

20,000	Vanguard Total Stock Market ETF			3,823,800
	Total Exchange-Traded Funds (cost $3,801,566)			3,823,800
	Total Long-Term Investments (cost $248,198,624)			592,116,928

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

	REPURCHASE AGREEMENTS – 0.3%

$1,891,323	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $1,891,592, collateralized by $1,872,700, U.S. Treasury Note, 4.25%, due 11/15/40, value $1,929,173	1.280%	1/03/23	$1,891,323
	Total Short-Term Investments (cost $1,891,323)			1,891,323
	Total Investments (cost $250,089,947) – 100.9%			594,008,251
	Other Assets Less Liabilities – (0.9)% (4)			(5,298,132)
	Net Assets Applicable to Common Shares – 100%			$588,710,119

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2022

Investments in Derivatives

Options Purchased

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
CBOE Volatility Index	Call	100	$300,000	$30	1/18/23	$4,000
Fidelity National Information Services Inc	Call	100	850,000	85	1/20/23	250
Amazon.com Inc	Call	100	1,100,000	110	1/20/23	550
Total Options Purchased (premiums paid $22,263)		300	$2,250,000			$4,800

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Merck & Co Inc	Call	(100)	$(1,150,000)	$115	1/20/23	$(6,950)
McDonald’s Corp	Call	(70)	(2,030,000)	290	1/20/23	(525)
S&P 500® Index	Call	(660)	(254,100,000)	3,850	1/20/23	(4,748,700)
S&P 500® Index	Call	(40)	(16,000,000)	4,000	1/20/23	(66,200)
Total Options Written (premiums received $6,700,474)		(870)	$(273,280,000)			$(4,822,375)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

CBOE	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

See accompanying notes to financial statements.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.4%

	COMMON STOCKS – 99.3%

	Aerospace & Defense – 1.8%

243	Axon Enterprise Inc (2)	$40,321
6,047	Boeing Co/The (2)	1,151,893
1,033	BWX Technologies Inc	59,997
341	Curtiss-Wright Corp	56,944
2,029	HEICO Corp	311,735
2,947	Lockheed Martin Corp	1,433,686
16,848	Raytheon Technologies Corp	1,700,300
	Total Aerospace & Defense	4,754,876

	Air Freight & Logistics – 0.7%

453	Atlas Air Worldwide Holdings Inc (2)	45,662
935	GXO Logistics Inc (2)	39,915
9,091	United Parcel Service Inc, Class B	1,580,379
2,805	XPO Inc (2)	93,379
	Total Air Freight & Logistics	1,759,335

	Airlines – 0.1%

942	Copa Holdings SA, Class A (2)	78,346
3,101	Frontier Group Holdings Inc (2)	31,847
5,123	JetBlue Airways Corp (2)	33,197
3,683	Spirit Airlines Inc	71,745
	Total Airlines	215,135

	Auto Components – 0.2%

890	Adient PLC (2)	30,874
606	Fox Factory Holding Corp (2)	55,285
1,876	Goodyear Tire & Rubber Co (2)	19,041
2,778	Lear Corp	344,528
742	Visteon Corp (2)	97,076
	Total Auto Components	546,804

	Automobiles – 1.0%

5,520	Fisker Inc (2),(3)	40,130
2,305	Harley-Davidson Inc	95,888
5,385	Lucid Group Inc (2),(3)	36,780
1,133	Rivian Automotive Inc, Class A (2)	20,881
18,449	Tesla Inc (2)	2,272,548
1,369	Thor Industries Inc	103,346
	Total Automobiles	2,569,573

	Banks – 3.7%

66,289	Bank of America Corp	2,195,492
24,922	Citigroup Inc	1,127,222
1,105	Cullen/Frost Bankers Inc	147,738
262	First Citizens BancShares Inc/NC, Class A	198,690
13,281	First Horizon Corp	325,385
28,382	JPMorgan Chase & Co	3,806,026
1,034	Popular Inc	68,575
1,205	Renasant Corp	45,296
1,095	Synovus Financial Corp	41,117
650	Texas Capital Bancshares Inc (2)	39,202
2,094	United Community Banks Inc/GA	70,777
2,227	Webster Financial Corp	105,426
35,245	Wells Fargo & Co	1,455,266
1,431	Western Alliance Bancorp	85,230

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Banks (continued)

1,884	Wintrust Financial Corp	$159,236
	Total Banks	9,870,678

	Beverages – 2.3%

188	Boston Beer Co Inc/The, Class A (2)	61,950
46,630	Coca-Cola Co	2,966,134
16,493	PepsiCo Inc	2,979,625
	Total Beverages	6,007,709

	Biotechnology – 2.4%

16,944	AbbVie Inc	2,738,320
2,527	Alkermes PLC (2)	66,030
6,353	Amgen Inc (4)	1,668,552
1,713	Exact Sciences Corp (2)	84,811
4,414	Exelixis Inc (2)	70,801
1,972	Halozyme Therapeutics Inc (2)	112,207
551	Horizon Therapeutics Plc (2)	62,704
787	Ionis Pharmaceuticals Inc (2)	29,725
253	Karuna Therapeutics Inc (2)	49,714
462	Mirati Therapeutics Inc (2)	20,933
1,283	Neurocrine Biosciences Inc (2)	153,241
632	Sarepta Therapeutics Inc (2)	81,895
790	Seagen Inc (2)	101,523
502	United Therapeutics Corp (2)	139,601
3,439	Vertex Pharmaceuticals Inc (2)	993,114
	Total Biotechnology	6,373,171

	Building Products – 0.4%

726	Advanced Drainage Systems Inc	59,510
1,139	Carlisle Cos Inc	268,405
1,359	Lennox International Inc	325,114
2,476	Owens Corning	211,203
548	Simpson Manufacturing Co Inc	48,586
397	Trex Co Inc (2)	16,805
	Total Building Products	929,623

	Capital Markets – 3.5%

713	Affiliated Managers Group Inc	112,961
1,880	BlackRock Inc	1,332,224
15,100	Charles Schwab Corp/The	1,257,226
4,266	CME Group Inc	717,370
820	Coinbase Global Inc, Class A (2)	29,020
1,462	Federated Hermes Inc	53,085
4,325	Goldman Sachs Group Inc/The	1,485,118
492	Hamilton Lane Inc, Class A	31,429
496	Houlihan Lokey Inc	43,231
962	Interactive Brokers Group Inc, Class A	69,601
8,753	Intercontinental Exchange Inc	897,970
1,228	Janus Henderson Group PLC	28,883
5,343	KKR & Co Inc	248,022
1,234	Lazard Ltd, Class A	42,783
269	LPL Financial Holdings Inc	58,150
15,489	Morgan Stanley	1,316,875
3,649	Robinhood Markets Inc, Class A (2)	29,703
4,479	S&P Global Inc	1,500,196
	Total Capital Markets	9,253,847

	Chemicals – 1.1%

1,939	Ashland Inc	208,501
1,074	Avient Corp	36,258
337	Balchem Corp	41,151
4,387	Cabot Corp	293,227
7,188	Chemours Co/The	220,096
15,298	Element Solutions Inc	278,271
3,334	HB Fuller Co	238,781

Shares	Description (1)	Value

	Chemicals (continued)

1,130	Ingevity Corporation (2)	$79,597
2,479	Livent Corp (2)	49,258
765	Minerals Technologies Inc	46,451
152	NewMarket Corp	47,289
5,989	Olin Corp	317,058
5,603	RPM International Inc	546,012
3,550	Scotts Miracle-Gro Co/The	172,494
1,517	Sensient Technologies Corp	110,620
577	Stepan Co	61,427
8,818	Tronox Holdings PLC	120,895
1,434	Valvoline Inc	46,820
	Total Chemicals	2,914,206

	Commercial Services & Supplies – 0.1%

638	Clean Harbors Inc (2)	72,809
2,741	GEO Group Inc/The (2),(3)	30,014
2,022	IAA Inc (2)	80,880
1,037	Stericycle Inc (2)	51,736
258	UniFirst Corp/MA	49,791
	Total Commercial Services & Supplies	285,230

	Communications Equipment – 1.1%

45,597	Cisco Systems Inc	2,172,241
851	Lumentum Holdings Inc (2)	44,397
2,450	Motorola Solutions Inc	631,389
	Total Communications Equipment	2,848,027

	Construction & Engineering – 0.1%

740	EMCOR Group Inc	109,602
595	MasTec Inc (2)	50,771
54	Valmont Industries Inc	17,856
3,189	WillScot Mobile Mini Holdings Corp (2)	144,047
	Total Construction & Engineering	322,276

	Consumer Finance – 0.4%

6,691	American Express Co	988,595
12,265	SoFi Technologies Inc (2)	56,542
	Total Consumer Finance	1,045,137

	Containers & Packaging – 0.4%

438	AptarGroup Inc	48,171
860	Berry Global Group Inc	51,970
5,526	Crown Holdings Inc	454,293
10,647	Graphic Packaging Holding Co	236,896
974	Silgan Holdings Inc	50,492
2,568	Sonoco Products Co	155,903
	Total Containers & Packaging	997,725

	Diversified Consumer Services – 0.0%

477	Bright Horizons Family Solutions Inc (2)	30,099
1,227	Service Corp International/US	84,835
	Total Diversified Consumer Services	114,934

	Diversified Financial Services – 2.1%

16,125	Berkshire Hathaway Inc, Class B (2)	4,981,013
8,363	Equitable Holdings Inc	240,018
5,055	Voya Financial Inc	310,832
	Total Diversified Financial Services	5,531,863

	Diversified Telecommunication Services – 1.0%

64,987	AT&T Inc	1,196,411
36,333	Verizon Communications Inc	1,431,520
	Total Diversified Telecommunication Services	2,627,931

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Electric Utilities – 2.1%

1,162	ALLETE Inc	$74,961
18,646	Duke Energy Corp	1,920,352
2,579	IDACORP Inc	278,145
24,479	NextEra Energy Inc	2,046,444
18,829	OGE Energy Corp	744,687
730	Otter Tail Corp	42,858
7,972	Portland General Electric Co	390,628
	Total Electric Utilities	5,498,075

	Electrical Equipment – 0.8%

221	Acuity Brands Inc	36,600
6,072	Eaton Corp PLC	953,000
8,927	Emerson Electric Co	857,528
744	Hubbell Inc	174,602
2,012	Plug Power Inc (2),(3)	24,889
2,872	Sensata Technologies Holding PLC	115,971
	Total Electrical Equipment	2,162,590

	Electronic Equipment, Instruments & Components – 0.2%

1,329	Arrow Electronics Inc (2)	138,974
311	Avnet Inc	12,931
914	Cognex Corp	43,059
2,269	Coherent Corp (2)	79,642
414	IPG Photonics Corp (2)	39,193
3,219	Jabil Inc	219,536
	Total Electronic Equipment, Instruments & Components	533,335

	Energy Equipment & Services – 0.4%

1,887	ChampionX Corp	54,704
1,072	Dril-Quip Inc (2)	29,126
4,568	NOV Inc	95,426
14,792	Schlumberger Ltd	790,780
2,888	Technip Energies NV (2),(3)	45,216
8,230	TechnipFMC PLC (2)	100,324
16,647	Transocean Ltd (2)	75,910
	Total Energy Equipment & Services	1,191,486

	Entertainment – 1.2%

1,257	AMC Entertainment Holdings Inc, Class A (2),(3)	5,116
1,107	Liberty Media Corp-Liberty Formula One, Class A (2)	59,147
4,304	Netflix Inc (2)	1,269,163
1,382	ROBLOX Corp, Class A (2)	39,332
1,622	Roku Inc (2)	66,015
1,223	Spotify Technology SA (2)	96,556
18,144	Walt Disney Co (2)	1,576,351
	Total Entertainment	3,111,680

	Equity Real Estate Investment Trusts – 2.5%

5,517	Agree Realty Corp	391,321
5,198	Americold Realty Trust Inc	147,155
5,269	Apple Hospitality REIT Inc	83,145
4,774	Brandywine Realty Trust	29,360
15,872	Brixmor Property Group Inc	359,818
3,021	Broadstone Net Lease Inc	48,970
4,246	Cousins Properties Inc	107,381
2,341	EastGroup Properties Inc	346,608
6,198	Empire State Realty Trust Inc, Class A	41,775
8,817	Equity LifeStyle Properties Inc	569,578
13,690	First Industrial Realty Trust Inc	660,679
7,702	Gaming and Leisure Properties Inc	401,197
98	Healthcare Realty Trust Inc, Class A	1,888
2,856	Highwoods Properties Inc	79,911
1,750	Hudson Pacific Properties Inc	17,028
7,923	Independence Realty Trust Inc	133,582

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

144	Innovative Industrial Properties Inc	$14,594
2,825	Lamar Advertising Co, Class A	266,680
2,987	Life Storage Inc	294,220
2,787	Macerich Co/The	31,382
8,772	National Retail Properties Inc	401,407
1,038	National Storage Affiliates Trust	37,493
5,266	Omega Healthcare Investors Inc	147,185
1,895	Outfront Media Inc	31,419
6,410	Park Hotels & Resorts Inc	75,574
1,633	Pebblebrook Hotel Trust	21,866
7,163	Phillips Edison & Co Inc	228,070
1,742	PotlatchDeltic Corp	76,631
12,178	Prologis Inc	1,372,826
3,073	RLJ Lodging Trust	32,543
940	Ryman Hospitality Properties Inc	76,873
1,070	Seritage Growth Properties (2)	12,658
2,605	Service Properties Trust	18,990
4,261	SITE Centers Corp	58,205
468	SL Green Realty Corp	15,781
4,169	Summit Hotel Properties Inc	30,100
2,214	Xenia Hotels & Resorts Inc	29,181
	Total Equity Real Estate Investment Trusts	6,693,074

	Food & Staples Retailing – 1.7%

1,493	BJ’s Wholesale Club Holdings Inc (2)	98,777
362	Casey’s General Stores Inc	81,214
4,856	Costco Wholesale Corp	2,216,764
826	Performance Food Group Co (2)	48,230
2,236	US Foods Holding Corp (2)	76,069
13,662	Walmart Inc	1,937,135
	Total Food & Staples Retailing	4,458,189

	Food Products – 0.8%

8,727	Archer-Daniels-Midland Co	810,302
1,783	Bunge Ltd (2)	177,890
605	Cal-Maine Foods Inc	32,942
1,429	Darling Ingredients Inc (2)	89,441
12,862	Flowers Foods Inc	369,654
646	Freshpet Inc (2)	34,089
2,288	Hain Celestial Group Inc/The (2)	37,020
4,040	Hostess Brands Inc (2)	90,658
427	Lancaster Colony Corp	84,247
1,393	Pilgrim’s Pride Corp (2)	33,056
2,590	Post Holdings Inc (2)	233,773
1,554	Simply Good Foods Co/The (2)	59,099
	Total Food Products	2,052,171

	Gas Utilities – 0.1%

1,299	National Fuel Gas Co	82,227
2,125	New Jersey Resources Corp	105,442
860	Southwest Gas Holdings Inc	53,217
707	Spire Inc	48,684
	Total Gas Utilities	289,570

	Health Care Equipment & Supplies – 2.9%

19,910	Abbott Laboratories	2,185,919
763	Axonics Inc (2)	47,710
28,668	Boston Scientific Corp (2)	1,326,468
1,373	CONMED Corp	121,703
450	Enovis Corp (2)	24,084
5,911	Envista Holdings Corp (2)	199,023
3,598	Globus Medical Inc, Class A (2)	267,223
581	Haemonetics Corp (2)	45,696
885	ICU Medical Inc (2)	139,370
767	Inari Medical Inc (2)	48,751

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

4,778	Intuitive Surgical Inc (2)	$1,267,842
697	Lantheus Holdings Inc (2)	35,519
285	Masimo Corp (2)	42,166
18,956	Medtronic PLC	1,473,260
1,111	Merit Medical Systems Inc (2)	78,459
11,229	Neogen Corp (2)	171,018
352	Omnicell Inc (2)	17,748
433	Penumbra Inc (2)	96,325
689	QuidelOrtho Corp (2)	59,027
217	Shockwave Medical Inc (2)	44,617
428	STAAR Surgical Co (2)	20,775
1,122	Tandem Diabetes Care Inc (2)	50,434
	Total Health Care Equipment & Supplies	7,763,137

	Health Care Providers & Services – 3.7%

699	Acadia Healthcare Co Inc (2)	57,542
655	Amedisys Inc (2)	54,719
524	AMN Healthcare Services Inc (2)	53,878
13,685	CVS Health Corp	1,275,305
2,682	Elevance Health Inc	1,375,785
2,253	Encompass Health Corp	134,752
494	Enhabit Inc (2)	6,501
1,783	Humana Inc	913,235
2,513	McKesson Corp	942,676
1,588	Option Care Health Inc (2)	47,783
1,410	Signify Health Inc, Class A (2)	40,410
2,273	Tenet Healthcare Corp (2)	110,900
8,873	UnitedHealth Group Inc	4,704,287
	Total Health Care Providers & Services	9,717,773

	Health Care Technology – 0.1%

1,637	Doximity Inc, Class A (2)	54,938
512	Inspire Medical Systems Inc (2)	128,962
3,394	Teladoc Health Inc (2)	80,268
	Total Health Care Technology	264,168

	Hotels, Restaurants & Leisure – 2.2%

344	Airbnb Inc (2)	29,412
3,034	Aramark	125,426
481	Booking Holdings Inc (2)	969,350
2,536	Boyd Gaming Corp	138,288
4,245	DraftKings Inc (2),(3)	48,351
1,128	Hilton Grand Vacations Inc (2)	43,473
3,523	Hyatt Hotels Corp (2)	318,655
972	Marriott Vacations Worldwide Corp	130,822
8,883	McDonald’s Corp	2,340,937
1,730	Penn Entertainment Inc (2)	51,381
1,641	Planet Fitness Inc (2)	129,311
746	SeaWorld Entertainment Inc (2)	39,918
2,073	Six Flags Entertainment Corp (2)	48,197
13,527	Starbucks Corp	1,341,878
855	Travel + Leisure Co	31,122
173	Vail Resorts Inc	41,235
4,542	Wendy’s Co/The	102,785
	Total Hotels, Restaurants & Leisure	5,930,541

	Household Durables – 0.3%

10,067	KB Home	320,634
1,448	Leggett & Platt Inc	46,669
491	Meritage Homes Corp (2)	45,270
610	Skyline Champion Corp (2)	31,421
4,109	Sonos Inc (2)	69,442
4,602	Taylor Morrison Home Corp (2)	139,671
6,710	Tempur Sealy International Inc	230,354

Shares	Description (1)	Value

	Household Durables (continued)

219	TopBuild Corp (2)	$34,272
	Total Household Durables	917,733

	Household Products – 1.9%

10,458	Colgate-Palmolive Co	823,986
5,225	Kimberly-Clark Corp	709,293
22,455	Procter & Gamble Co/The	3,403,280
	Total Household Products	4,936,559

	Independent Power And Renewable Electricity Producers – 0.2%

2,908	Brookfield Renewable Corp, Class A	80,086
5,568	Clearway Energy Inc, Class C	177,452
617	Sunnova Energy International Inc (2)	11,112
8,660	Vistra Corp	200,912
	Total Independent Power And Renewable Electricity Producers	469,562

	Industrial Conglomerates – 0.9%

11,326	Honeywell International Inc	2,427,162

	Insurance – 2.2%
3,357	American Equity Investment Life Holding Co	153,146
1,449	American Financial Group Inc/OH	198,919
9,746	Arch Capital Group Ltd (2)	611,854
5,688	Arthur J Gallagher & Co	1,072,416
1,126	Axis Capital Holdings Ltd	60,995
2,593	Brighthouse Financial Inc (2)	132,943
774	First American Financial Corp	40,511
863	Hanover Insurance Group Inc/The	116,617
196	Kinsale Capital Group Inc	51,258
8,946	Marsh & McLennan Cos Inc	1,480,384
1,650	Primerica Inc	234,003
943	Reinsurance Group of America Inc	133,991
654	RLI Corp	85,851
1,002	Selective Insurance Group Inc	88,787
6,012	Travelers Cos Inc/The	1,127,190
6,369	Unum Group	261,320
	Total Insurance	5,850,185

	Interactive Media & Services – 4.3%

51,060	Alphabet Inc, Class A (2)	4,505,024
46,619	Alphabet Inc, Class C (2)	4,136,504
1,216	IAC Inc (2)	53,990
21,025	Meta Platforms Inc (2)	2,530,149
5,089	Pinterest Inc, Class A (2)	123,561
1,337	TripAdvisor Inc (2)	24,039
412	Ziff Davis Inc (2)	32,589
1,991	ZoomInfo Technologies Inc (2)	59,949
	Total Interactive Media & Services	11,465,805

	Internet & Direct Marketing Retail – 2.5%

77,160	Amazon.com Inc (2),(4)	6,481,440
979	DoorDash Inc, Class A (2)	47,795
902	Wayfair Inc, Class A (2)	29,667
	Total Internet & Direct Marketing Retail	6,558,902

	IT Services – 4.2%

1,672	Affirm Holdings Inc (2),(3)	16,168
2,579	Amdocs Ltd	234,431
4,506	Automatic Data Processing Inc	1,076,303
411	Block Inc (2)	25,827
805	Cloudflare Inc, Class A (2)	36,394
343	Concentrix Corp	45,674
857	Euronet Worldwide Inc (2)	80,884
185	ExlService Holdings Inc (2)	31,345

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	IT Services (continued)

9,519	Fidelity National Information Services Inc	$645,864
340	Globant SA (2)	57,174
2,561	GoDaddy Inc, Class A (2)	191,614
8,292	International Business Machines Corp	1,168,260
8,329	Mastercard Inc	2,896,243
421	MongoDB Inc (2)	82,870
258	Okta Inc (2)	17,629
12,890	PayPal Holdings Inc (2)	918,026
151	Snowflake Inc, Class A (2)	21,675
1,592	Toast Inc, Class A (2)	28,704
1,577	Twilio Inc, Class A (2)	77,210
16,613	Visa Inc, Class A	3,451,517
3,260	Western Union Co/The	44,890
410	Wix.com Ltd (2)	31,500
	Total IT Services	11,180,202

	Leisure Products – 0.0%

2,412	Mattel Inc (2)	43,030

	Life Sciences Tools & Services – 1.8%

1,708	Avantor Inc (2)	36,022
2,547	Bruker Corp	174,088
7,053	Danaher Corp	1,872,007
557	Medpace Holdings Inc (2)	118,312
471	Repligen Corp (2)	79,745
2,153	Syneos Health Inc (2)	78,972
4,185	Thermo Fisher Scientific Inc	2,304,638
	Total Life Sciences Tools & Services	4,663,784

	Machinery – 2.2%

967	AGCO Corp	134,113
5,593	Caterpillar Inc	1,339,859
298	Chart Industries Inc (2)	34,339
3,551	Cummins Inc	860,372
3,017	Deere & Co	1,293,569
450	Esab Corp	21,114
4,172	Graco Inc	280,609
6,761	Illinois Tool Works Inc	1,489,448
1,070	ITT Inc	86,777
1,095	Middleby Corp/The (2)	146,620
1,377	Oshkosh Corp	121,438
731	Timken Co/The	51,660
	Total Machinery	5,859,918

	Media – 0.8%

37	Cable One Inc	26,339
46,008	Comcast Corp, Class A	1,608,900
2,501	Liberty Broadband Corp, Class A	189,701
4,866	Liberty Media Corp-Liberty SiriusXM	191,282
	Total Media	2,016,222

	Metals & Mining – 0.5%

2,176	Alcoa Corp	98,943
4,597	Cleveland-Cliffs Inc (2)	74,058
14,773	Hecla Mining Co	82,138
2,400	MP Materials Corp (2)	58,272
555	Reliance Steel & Aluminum Co	112,354
3,190	Royal Gold Inc	359,577
2,973	Southern Copper Corp	179,539
5,367	SSR Mining Inc	84,101
1,173	Steel Dynamics Inc	114,602
3,022	United States Steel Corp	75,701
	Total Metals & Mining	1,239,285

Shares	Description (1)	Value

	Mortgage Real Estate Investment Trusts – 0.0%

4,596	AGNC Investment Corp	$47,569
4,129	Starwood Property Trust Inc	75,684
	Total Mortgage Real Estate Investment Trusts (Reits)	123,253

	Multiline Retail – 0.3%

3,604	Macy’s Inc	74,422
5,646	Target Corp	841,480
	Total Multiline Retail	915,902

	Multi-Utilities – 0.7%

3,388	Black Hills Corp	238,312
15,920	Consolidated Edison Inc	1,517,335
3,208	NorthWestern Corp	190,363
	Total Multi-Utilities	1,946,010

	Oil, Gas & Consumable Fuels – 4.8%

4,761	Antero Midstream Corp	51,371
2,150	Antero Resources Corp (2)	66,628
326	Cheniere Energy Inc	48,887
999	Chesapeake Energy Corp	94,276
18,163	Chevron Corp	3,260,077
4,084	CNX Resources Corp (2)	68,775
175	Comstock Resources Inc	2,399
13,367	ConocoPhillips	1,577,306
555	Denbury Inc (2)	48,296
12,492	Devon Energy Corp	768,383
4,475	Equitrans Midstream Corp	29,983
39,104	Exxon Mobil Corp	4,313,171
1,940	Magnolia Oil & Gas Corp, Class A	45,493
10,200	Marathon Petroleum Corp	1,187,178
1,119	Matador Resources Co	64,052
1,550	Murphy Oil Corp	66,665
2,767	Ovintiv Inc	140,315
826	PDC Energy Inc	52,434
3,926	Permian Resources Corp	36,904
4,795	Phillips 66	499,064
4,093	Range Resources Corp	102,407
902	SM Energy Co	31,417
14,618	Southwestern Energy Co (2)	85,515
	Total Oil, Gas & Consumable Fuels	12,640,996

	Paper & Forest Products – 0.0%

1,873	Louisiana-Pacific Corp	110,882

	Personal Products – 0.0%

1,115	BellRing Brands Inc (2)	28,589

	Pharmaceuticals – 5.1%

20,156	Bristol-Myers Squibb Co	1,450,224
5,649	Elanco Animal Health Inc (2)	69,031
6,826	Eli Lilly & Co	2,497,224
512	Jazz Pharmaceuticals PLC (2)	81,567
23,030	Johnson & Johnson	4,068,249
23,887	Merck & Co Inc	2,650,263
50,011	Pfizer Inc	2,562,563
1,490	Royalty Pharma PLC	58,885
	Total Pharmaceuticals	13,438,006

	Professional Services – 0.2%

558	ASGN Inc (2)	45,466
1,292	Booz Allen Hamilton Holding Corp	135,040
270	CACI International Inc, Class A (2)	81,159
6,728	Clarivate PLC (2)	56,112
488	Exponent Inc	48,356

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Professional Services (continued)

2,665	KBR Inc	$140,712
596	Science Applications International Corp	66,114
	Total Professional Services	572,959

	Real Estate Management & Development – 0.1%

1,786	Anywhere Real Estate Inc (2)	11,413
588	eXp World Holdings Inc (3)	6,515
538	Howard Hughes Corp/The (2)	41,114
1,231	Jones Lang LaSalle Inc (2)	196,184
2,209	Kennedy-Wilson Holdings Inc	34,748
3,107	Zillow Group Inc, Class C (2)	100,076
	Total Real Estate Management & Development	390,050

	Road & Rail – 0.8%

183	Avis Budget Group Inc (2)	29,999
979	Knight-Swift Transportation Holdings Inc	51,309
3,979	Lyft Inc, Class A (2)	43,849
463	Saia Inc (2)	97,082
1,498	Uber Technologies Inc (2)	37,045
8,439	Union Pacific Corp	1,747,464
	Total Road & Rail	2,006,748

	Semiconductors & Semiconductor Equipment – 5.1%

7,908	Analog Devices Inc	1,297,149
16,232	Applied Materials Inc	1,580,672
3,862	Broadcom Inc	2,159,360
64	First Solar Inc (2)	9,587
41,460	Intel Corp	1,095,788
741	Lattice Semiconductor Corp (2)	48,076
1,025	Marvell Technology Inc	37,966
10,021	Microchip Technology Inc	703,975
2,390	MKS INSTRUMENTS INC	202,505
23,078	NVIDIA Corp	3,372,619
11,276	QUALCOMM Inc	1,239,683
644	Semtech Corp (2)	18,476
352	Silicon Laboratories Inc (2)	47,756
10,681	Texas Instruments Inc	1,764,715
521	Universal Display Corp	56,289
597	Wolfspeed Inc (2)	41,217
	Total Semiconductors & Semiconductor Equipment	13,675,833

	Software – 8.6%

4,769	Adobe Inc (2)	1,604,912
791	Altair Engineering Inc, Class A (2)	35,967
249	Atlassian Corp Ltd, Class A (2)	32,041
2,833	Autodesk Inc (2)	529,403
387	Bill.com Holdings Inc (2)	42,167
1,395	Black Knight Inc (2)	86,141
499	Blackline Inc (2)	33,568
1,466	Box Inc, Class A (2)	45,637
791	Coupa Software Inc (2)	62,623
1,058	Crowdstrike Holdings Inc, Class A (2)	111,397
330	Datadog Inc, Class A (2)	24,255
365	DocuSign Inc (2)	20,228
2,055	Dropbox Inc, Class A (2)	45,991
866	Dynatrace Inc (2)	33,168
515	Elastic NV (2)	26,522
142	Fair Isaac Corp (2)	84,998
1,172	Five9 Inc (2)	79,532
721	Guidewire Software Inc (2)	45,106
79	HubSpot Inc (2)	22,841
2,810	Intuit Inc	1,093,708
537	Manhattan Associates Inc (2)	65,192
64,364	Microsoft Corp (4)	15,435,774
55	MicroStrategy Inc, Class A (2),(3)	7,786

Shares	Description (1)	Value

	Software (continued)

2,273	Nutanix Inc, Class A (2)	$59,212
15,047	Oracle Corp	1,229,942
8,904	Palantir Technologies Inc, Class A (2)	57,164
1,366	Palo Alto Networks Inc (2)	190,612
281	Paylocity Holding Corp (2)	54,587
592	Pegasystems Inc	20,270
291	Qualys Inc (2)	32,659
454	Rapid7 Inc (2)	15,427
1,278	RingCentral Inc, Class A (2)	45,241
9,236	Salesforce Inc (2)	1,224,601
1,619	Splunk Inc (2)	139,380
1,110	Teradata Corp (2)	37,363
632	Trade Desk Inc/The, Class A (2)	28,333
3,502	UiPath Inc, Class A (2)	44,510
1,252	Unity Software Inc (2)	35,795
1,105	Verint Systems Inc (2)	40,089
1,985	Zoom Video Communications Inc, Class A (2)	134,464
219	Zscaler Inc (2)	24,506
	Total Software	22,983,112

	Specialty Retail – 2.4%

839	AutoNation Inc (2)	90,025
291	Burlington Stores Inc (2)	59,003
1,137	Dick’s Sporting Goods Inc	136,770
280	Five Below Inc (2)	49,523
517	Floor & Decor Holdings Inc, Class A (2)	35,999
9,955	Home Depot Inc/The	3,144,386
343	Lithia Motors Inc	70,226
7,792	Lowe’s Cos Inc	1,552,478
5	Murphy USA Inc	1,398
542	Penske Automotive Group Inc	62,292
512	RH (2)	136,801
13,766	TJX Cos Inc/The	1,095,774
627	Williams-Sonoma Inc	72,055
	Total Specialty Retail	6,506,730

	Technology Hardware, Storage & Peripherals – 6.3%

127,076	Apple Inc (4)	16,510,984
4,805	Dell Technologies Inc, Class C	193,257
3,243	Pure Storage Inc, Class A (2)	86,783
	Total Technology Hardware, Storage & Peripherals	16,791,024

	Textiles, Apparel & Luxury Goods – 0.7%

1,164	Capri Holdings Ltd (2)	66,720
233	Deckers Outdoor Corp (2)	93,004
13,368	NIKE Inc, Class B	1,564,190
11,692	Under Armour Inc, Class A (2)	118,791
	Total Textiles, Apparel & Luxury Goods	1,842,705

	Thrifts & Mortgage Finance – 0.1%

2,768	MGIC Investment Corp	35,984
4,106	New York Community Bancorp Inc	35,311
440	PennyMac Financial Services Inc	24,930
1,111	Radian Group Inc	21,187
13,006	Rocket Cos Inc, Class A	91,042
3,026	TFS Financial Corp	43,605
	Total Thrifts & Mortgage Finance	252,059

	Tobacco – 0.8%

17,306	Altria Group Inc	791,057
13,855	Philip Morris International Inc	1,402,265
	Total Tobacco	2,193,322

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)				Value

	Trading Companies & Distributors – 0.4%

271	SiteOne Landscape Supply Inc (2)				$31,794
1,913	Univar Solutions Inc (2)				60,833
1,031	Watsco Inc				257,131
686	WESCO International Inc (2)				85,887
1,331	WW Grainger Inc				740,369
	Total Trading Companies & Distributors				1,176,014

	Water Utilities – 0.0%

480	American States Water Co				44,424

	Wireless Telecommunication Services – 0.0%
1,094	United States Cellular Corp (2)				22,810
	Total Common Stocks (cost $128,473,232)				263,923,646

Shares	Description (1)				Value

	EXCHANGE-TRADED FUNDS – 1.1%

15,000	Vanguard Total Stock Market ETF				2,867,850
	Total Exchange-Traded Funds (cost $2,851,175)				2,867,850
	Total Long-Term Investments (cost $131,324,407)				266,791,496

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%

	MONEY MARKET FUNDS – 0.1%

259,831	State Street Navigator Securities Lending Government Money Market Portfolio (5)	4.340%	(6)		$259,831
	Total Investments Purchased with Collateral from Securities Lending (cost $259,831)				259,831

Principal Amount (000)	Description (1)	Coupon		Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4%

	REPURCHASE AGREEMENTS – 0.4%

$1,046,283	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $1,046,432, collateralized by $1,036,000, U.S. Treasury Note, 4.25%, due 11/15/40, value $1,067,242	1.280%		1/03/23	$1,046,283
	Total Short-Term Investments (cost $1,046,283)				1,046,283
	Total Investments (cost $132,630,521) – 100.9%				268,097,610
	Other Assets Less Liabilities – (0.9)% (7)				(2,337,261)
	Net Assets Applicable to Common Shares – 100%				$265,760,349

Investments in Derivatives

Options Purchased

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
CBOE Volatility Index	Call	50	$150,000	$30	1/18/23	$2,000
Fidelity National Information Services Inc	Call	50	425,000	85	1/20/23	125
Amazon.com Inc	Call	50	550,000	110	1/20/23	275
Total Options Purchased (premiums paid $11,132)		150	$1,125,000			$2,400

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
Merck & Co Inc	Call	(50)	$(575,000)	$115	1/20/23	$(3,475)
McDonald’s Corp	Call	(35)	(1,015,000)	290	1/20/23	(263)
S&P 500® Index	Call	(300)	(115,500,000)	3,850	1/20/23	(2,158,500)
S&P 500® Index	Call	(20)	(8,000,000)	4,000	1/20/23	(33,100)
Total Options Written (premiums received $3,055,250)		(405)	$(125,090,000)			$(2,195,338)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $251,027.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

CBOE	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

QQQX	Nuveen Nasdaq Dynamic Overwrite Fund Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.5%

	COMMON STOCKS – 100.0%

	Air Freight & Logistics – 0.1%

228	FedEx Corp	$39,490
3,591	United Parcel Service Inc, Class B	624,259
	Total Air Freight & Logistics	663,749

	Airlines – 0.1%

26,595	Delta Air Lines Inc (2)	873,912

	Auto Components – 0.1%

4,110	Lear Corp	509,722

	Automobiles – 3.0%

40,233	Ford Motor Co	467,910
97,240	Lucid Group Inc (2),(3)	664,149
219,362	Tesla Inc (2)	27,021,011
	Total Automobiles	28,153,070

	Beverages – 2.7%

28,086	Brown-Forman Corp, Class B	1,844,688
12,636	Celsius Holdings Inc (2)	1,314,649
129,962	Coca-Cola Co	8,266,883
7,494	Constellation Brands Inc, Class A	1,736,735
124,373	Monster Beverage Corp (2)	12,627,591
	Total Beverages	25,790,546

	Biotechnology – 5.4%

74,601	Amgen Inc	19,593,207
175,161	Gilead Sciences Inc	15,037,572
38,123	Moderna Inc (2)	6,847,653
13,272	Regeneron Pharmaceuticals Inc (2)	9,575,615
	Total Biotechnology	51,054,047

	Capital Markets – 0.9%

7,537	Charles Schwab Corp/The	627,531
8,682	Moody’s Corp	2,418,979
19,418	Morgan Stanley	1,650,918
9,235	S&P Global Inc	3,093,171
12,582	SEI Investments Co	733,530
	Total Capital Markets	8,524,129

	Chemicals – 0.3%

3,021	Albemarle Corp	655,134
4,584	Linde PLC	1,495,209
3,839	Sherwin-Williams Co/The	911,110
	Total Chemicals	3,061,453

	Commercial Services & Supplies – 0.7%

52,734	Copart Inc (2)	3,210,973
4,378	Tetra Tech Inc	635,642
8,329	Waste Connections Inc	1,104,092
10,605	Waste Management Inc	1,663,713
	Total Commercial Services & Supplies	6,614,420

	Communications Equipment – 2.9%

585,200	Cisco Systems Inc	27,878,928

Shares	Description (1)	Value

	Containers & Packaging – 0.0%

8,207	Ball Corp	$419,706

	Distributors – 0.4%

10,718	Genuine Parts Co	1,859,680
7,621	Pool Corp	2,304,057
	Total Distributors	4,163,737

	Diversified Consumer Services – 0.1%

10,345	Service Corp International/US	715,253

	Diversified Financial Services – 0.5%

15,690	Berkshire Hathaway Inc, Class B (2)	4,846,641

	Diversified Telecommunication Services – 0.1%

15,406	Verizon Communications Inc	606,996

	Electric Utilities – 1.3%

42,737	Constellation Energy Corp	3,684,357
58,187	NextEra Energy Inc	4,864,433
69,334	PG&E Corp (2)	1,127,371
31,804	Southern Co/The	2,271,123
	Total Electric Utilities	11,947,284

	Electrical Equipment – 0.2%

7,632	Rockwell Automation Inc	1,965,774

	Electronic Equipment, Instruments & Components – 0.2%

10,486	Keysight Technologies Inc (2)	1,793,840

	Energy Equipment & Services – 0.0%

5,484	Select Energy Services Inc, Class A	50,672

	Entertainment – 0.6%

12,831	Roku Inc (2)	522,222
42,950	Walt Disney Co (2)	3,731,496
17,168	World Wrestling Entertainment Inc, Class A	1,176,351
	Total Entertainment	5,430,069

	Equity Real Estate Investment Trusts – 0.2%

55,254	CubeSmart	2,223,974

	Food & Staples Retailing – 1.1%

15,398	BJ’s Wholesale Club Holdings Inc (2)	1,018,732
2,304	Casey’s General Stores Inc	516,902
210,528	HF Foods Group Inc (2)	854,744
24,681	Kroger Co/The	1,100,279
22,661	Sysco Corp	1,732,433
39,228	Walmart Inc	5,562,138
	Total Food & Staples Retailing	10,785,228

	Food Products – 1.8%

10,258	Archer-Daniels-Midland Co	952,455
70,834	Bridgford Foods Corp (2)	848,592
33,085	General Mills Inc	2,774,177
28,123	Hershey Co/The	6,512,443
16,902	Hormel Foods Corp	769,886
22,636	Laird Superfood Inc (2)	19,014
15,737	Lamb Weston Holdings Inc	1,406,259
49,425	McCormick & Co Inc/MD	4,096,838
	Total Food Products	17,379,664

	Health Care Equipment & Supplies – 1.0%

26,882	Abbott Laboratories	2,951,375

QQQX	Nuveen Nasdaq Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

2,838	Becton Dickinson and Co	$721,703
768	Embecta Corp	19,423
17,865	LENSAR Inc (2)	52,880
12,868	NuVasive Inc (2)	530,676
514	Shockwave Medical Inc (2)	105,684
19,914	Stryker Corp	4,868,774
62,738	Venus Concept Inc (2)	20,076
	Total Health Care Equipment & Supplies	9,270,591

	Health Care Providers & Services – 0.5%

4,308	McKesson Corp	1,616,017
5,579	UnitedHealth Group Inc	2,957,874
	Total Health Care Providers & Services	4,573,891

	Hotels, Restaurants & Leisure – 2.6%

6,160	Booking Holdings Inc (2)	12,414,125
1,740	Chipotle Mexican Grill Inc (2)	2,414,233
21,002	Darden Restaurants Inc	2,905,207
26,996	Hilton Worldwide Holdings Inc	3,411,214
14,066	McDonald’s Corp	3,706,813
	Total Hotels, Restaurants & Leisure	24,851,592

	Household Products – 0.1%

6,917	Procter & Gamble Co/The	1,048,341

	Industrial Conglomerates – 0.2%

25,725	General Electric Co	2,155,498

	Interactive Media & Services – 10.7%

489,402	Alphabet Inc, Class A (2)	43,179,938
370,290	Alphabet Inc, Class C (2)	32,855,832
37,991	Match Group Inc (2)	1,576,247
201,081	Meta Platforms Inc (2)	24,198,087
	Total Interactive Media & Services	101,810,104

	Internet & Direct Marketing Retail – 6.9%

701,915	Amazon.com Inc (2)	58,960,860
155,880	eBay Inc	6,464,344
	Total Internet & Direct Marketing Retail	65,425,204

	IT Services – 2.3%

9,093	Accenture PLC, Class A	2,426,376
9,762	Cloudflare Inc, Class A (2)	441,340
11,527	Jack Henry & Associates Inc	2,023,680
8,130	Mastercard Inc	2,827,045
143,943	PayPal Holdings Inc (2)	10,251,621
2,959	Snowflake Inc, Class A (2)	424,735
17,825	Visa Inc, Class A	3,703,322
	Total IT Services	22,098,119

	Life Sciences Tools & Services – 0.8%

16,855	Agilent Technologies Inc	2,522,351
5,019	Charles River Laboratories International Inc (2)	1,093,640
16,193	Danaher Corp	4,297,946
	Total Life Sciences Tools & Services	7,913,937

	Machinery – 0.4%

9,138	Caterpillar Inc	2,189,099
3,467	Deere & Co	1,486,511
7,764	Fortive Corp	498,837
	Total Machinery	4,174,447

Shares	Description (1)	Value

	Media – 2.6%

642,116	Comcast Corp, Class A	$22,454,796
136,917	comScore Inc (2)	158,824
34,591	Liberty Media Corp-Liberty SiriusXM	1,359,772
6,270	News Corp, Class B	115,619
45,680	Saga Communications Inc, Class A	1,078,048
	Total Media	25,167,059

	Multiline Retail – 0.6%

14,351	Dollar General Corp	3,533,934
17,439	Target Corp	2,599,108
	Total Multiline Retail	6,133,042

	Multi-Utilities – 0.1%

4,315	Sempra Energy	666,840

	Oil, Gas & Consumable Fuels – 0.0%

4,902	Clean Energy Fuels Corp (2)	25,490

	Personal Products – 0.2%

7,133	Estee Lauder Cos Inc/The, Class A	1,769,769

	Pharmaceuticals – 0.0%

18,188	Rockwell Medical Inc (2)	18,461

	Professional Services – 0.2%

20,689	Robert Half International Inc	1,527,469

	Road & Rail – 0.5%

4,575	JB Hunt Transport Services Inc	797,697
2,687	Norfolk Southern Corp	662,130
33,792	Uber Technologies Inc (2)	835,676
10,994	Union Pacific Corp	2,276,528
	Total Road & Rail	4,572,031

	Semiconductors & Semiconductor Equipment – 13.6%

166,423	Advanced Micro Devices Inc (2)	10,779,218
105,499	Analog Devices Inc	17,305,001
165,056	Applied Materials Inc	16,073,153
9,301	Axcelis Technologies Inc (2)	738,127
14,027	Enphase Energy Inc (2)	3,716,594
6,555	First Solar Inc (2)	981,874
420,372	Intel Corp	11,110,432
37,130	Lattice Semiconductor Corp (2)	2,408,994
6,123	Monolithic Power Systems Inc	2,165,154
242,262	NVIDIA Corp	35,404,169
65,113	ON Semiconductor Corp (2)	4,061,098
33,195	Power Integrations Inc	2,380,745
140,959	QUALCOMM Inc	15,497,033
12,461	Silicon Laboratories Inc (2)	1,690,584
2,620	SiTime Corp (2)	266,244
20,407	Skyworks Solutions Inc	1,859,690
25,925	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR (2)	1,931,153
9,407	Wolfspeed Inc (2)	649,459
	Total Semiconductors & Semiconductor Equipment	129,018,722

	Software – 19.3%

27,289	ANSYS Inc (2)	6,592,750
52,492	Autodesk Inc (2)	9,809,180
32,603	Black Knight Inc (2)	2,013,235
26,987	Crowdstrike Holdings Inc, Class A (2)	2,841,461
31,894	Datadog Inc, Class A (2)	2,344,209
115,037	Fortinet Inc (2)	5,624,159
528,819	Microsoft Corp (4)	126,821,373

QQQX	Nuveen Nasdaq Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)			Value

	Software (continued)

80,151	Nutanix Inc, Class A (2)			$2,087,934
64,056	Oracle Corp			5,235,937
27,036	Palo Alto Networks Inc (2)			3,772,603
3,987	Paycom Software Inc (2)			1,237,206
3,738	Paylocity Holding Corp (2)			726,144
34,254	PTC Inc (2)			4,111,850
34,197	Salesforce Inc (2)			4,534,180
6,953	ServiceNow Inc (2)			2,699,641
4,592	Sprout Social Inc, Class A (2)			259,264
727	Sumo Logic Inc (2)			5,889
6,627	Tenable Holdings Inc (2)			252,820
14,832	Trade Desk Inc/The, Class A (2)			664,919
23,550	Zoom Video Communications Inc, Class A (2)			1,595,277
	Total Software			183,230,031

	Specialty Retail – 0.8%

940	AutoZone Inc (2)			2,318,209
1,904	Bed Bath & Beyond Inc (2),(3)			4,779
8,039	Dick’s Sporting Goods Inc			967,011
2,826	Home Depot Inc/The			892,621
4,325	Lowe’s Cos Inc			861,713
24,710	TJX Cos Inc/The			1,966,916
2,331	Ulta Beauty Inc (2)			1,093,402
	Total Specialty Retail			8,104,651

	Technology Hardware, Storage & Peripherals – 12.8%

933,034	Apple Inc (4)			121,229,109

	Textiles, Apparel & Luxury Goods – 0.5%

2,696	Deckers Outdoor Corp (2)			1,076,135
27,957	NIKE Inc, Class B			3,271,249
	Total Textiles, Apparel & Luxury Goods			4,347,384

	Trading Companies & Distributors – 0.3%

4,996	United Rentals Inc (2)			1,775,678
1,390	WW Grainger Inc			773,188
	Total Trading Companies & Distributors			2,548,866

	Wireless Telecommunication Services – 0.3%

75,434	Gogo Inc (2)			1,113,406
34,287	Spok Holdings Inc			280,811
52,556	Telephone and Data Systems Inc			551,312
38,671	United States Cellular Corp (2)			806,290
	Total Wireless Telecommunication Services			2,751,819
	Total Common Stocks (cost $449,258,183)			949,885,281

Shares	Description (1)			Value

	EXCHANGE-TRADED FUNDS – 0.5%

25,000	Vanguard Total Stock Market ETF			$4,779,750
	Total Exchange-Traded Funds (cost $4,649,611)			4,779,750
	Total Long-Term Investments (cost $453,907,794)			954,665,031

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.1%

	MONEY MARKET FUNDS – 0.1%

686,986	State Street Navigator Securities Lending Government Money Market Portfolio (5)	4.340%	(6)	$686,986
	Total Investments Purchased with Collateral from Securities Lending (cost $686,986)			686,986

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$874,968	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $875,092, collateralized by $866,400, U.S. Treasury Note, 4.25%, due 11/15/40, value $892,527	1.280%	1/03/23	$874,968
	Total Short-Term Investments (cost $874,968)			874,968
	Total Investments (cost $455,469,748) – 100.7%			956,226,985
	Other Assets Less Liabilities – (0.7)% (7)			(6,509,253)
	Net Assets Applicable to Common Shares – 100%			$949,717,732

Investments in Derivatives

Options Purchased

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
CBOE Volatility Index	Call	100	$300,000	$30	1/18/23	$4,000
Fidelity National Information Services Inc	Call	100	850,000	85	1/20/23	250
Amazon.com Inc	Call	100	1,100,000	110	1/20/23	550
Total Options Purchased (premiums paid $22,263)		300	$2,250,000			$4,800

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
Invesco China Technology ETF	Call	(1,000)	$(27,500,000)	$275	1/20/23	$(338,802)
McDonald’s Corp	Call	(70)	(2,030,000)	290	1/20/23	(525)
S&P 500® Index	Call	(70)	(28,000,000)	4,000	1/20/23	(115,850)
NASDAQ 100® Stock Index	Call	(355)	(400,262,500)	11,275	1/20/23	(5,032,125)
Total Options Written (premiums received $12,922,169)		(1,495)	$(457,792,500)			$(5,487,302)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $662,232.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

CBOE	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

See accompanying notes to financial statements.

JCE	Nuveen Core Equity Alpha Fund Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 1.1%

4,230	Lockheed Martin Corp	$2,057,853

	Airlines – 0.5%

30,640	Southwest Airlines Co (2)	1,031,649

	Automobiles – 0.6%

9,630	Tesla Inc (2)	1,186,223

	Banks – 3.3%

10,895	Bank of America Corp	360,842
36,910	Citigroup Inc	1,669,439
10,680	JPMorgan Chase & Co	1,432,188
32,390	Truist Financial Corp	1,393,742
33,870	US Bancorp	1,477,071
	Total Banks	6,333,282

	Beverages – 1.8%

9,760	Coca-Cola Co	620,834
15,710	PepsiCo Inc	2,838,168
	Total Beverages	3,459,002

	Biotechnology – 0.2%

2,460	AbbVie Inc	397,561

	Building Products – 0.7%

19,780	Johnson Controls International plc	1,265,920
530	Trane Technologies PLC	89,088
	Total Building Products	1,355,008

	Capital Markets – 2.0%

15,320	Charles Schwab Corp/The	1,275,543
2,130	CME Group Inc	358,181
22,340	KKR & Co Inc	1,037,023
18,550	Tradeweb Markets Inc, Class A	1,204,451
	Total Capital Markets	3,875,198

	Chemicals – 0.8%

6,520	Sherwin-Williams Co/The	1,547,392

	Commercial Services & Supplies – 1.7%

2,180	Cintas Corp	984,532
290	MSA Safety Inc	41,815
5,780	Republic Services Inc	745,562
27,460	Rollins Inc	1,003,389
2,980	Tetra Tech Inc	432,666
	Total Commercial Services & Supplies	3,207,964

	Communications Equipment – 1.3%

52,750	Cisco Systems Inc	2,513,010

	Consumer Finance – 0.9%

12,070	American Express Co	1,783,343

Shares	Description (1)	Value

	Containers & Packaging – 0.7%

2,690	Berry Global Group Inc	$162,557
32,960	Westrock Co	1,158,873
	Total Containers & Packaging	1,321,430

	Diversified Financial Services – 2.5%

3,460	Apollo Global Management Inc	220,713
15,190	Berkshire Hathaway Inc, Class B (2)	4,692,191
	Total Diversified Financial Services	4,912,904

	Diversified Telecommunication Services – 1.1%

52,870	Verizon Communications Inc	2,083,078

	Electric Utilities – 2.3%

21,970	Alliant Energy Corp	1,212,964
13,780	Avangrid Inc (3)	592,264
13,630	Evergy Inc	857,736
32,840	Exelon Corp	1,419,673
6,270	Southern Co/The	447,741
	Total Electric Utilities	4,530,378

	Electrical Equipment – 1.3%

9,720	AMETEK Inc	1,358,078
1,430	Eaton Corp PLC	224,438
25,980	nVent Electric PLC	999,451
	Total Electrical Equipment	2,581,967

	Electronic Equipment, Instruments & Components – 1.7%

4,890	Arrow Electronics Inc (2)	511,347
7,530	CDW Corp/DE	1,344,707
8,780	Keysight Technologies Inc (2)	1,501,995
	Total Electronic Equipment, Instruments & Components	3,358,049

	Energy Equipment & Services – 0.1%

3,230	Schlumberger Ltd	172,676

	Entertainment – 0.2%

590	Live Nation Entertainment Inc (2)	41,147
2,930	Walt Disney Co (2)	254,558
	Total Entertainment	295,705

	Equity Real Estate Investment Trusts – 2.1%

44,380	Brixmor Property Group Inc	1,006,095
24,760	Host Hotels & Resorts Inc	397,398
8,560	Kilroy Realty Corp	331,015
18,250	National Retail Properties Inc	835,120
29,460	Ventas Inc	1,327,173
	Total Equity Real Estate Investment Trusts	3,896,801

	Food & Staples Retailing – 2.9%

44,380	Albertsons Cos Inc, Class A	920,441
14,990	BJ’s Wholesale Club Holdings Inc (2)	991,738
250	Costco Wholesale Corp	114,125
29,930	Kroger Co/The	1,334,279
15,879	Walmart Inc	2,251,484
	Total Food & Staples Retailing	5,612,067

	Food Products – 0.7%

73	Seaboard Corp	275,590
17,690	Tyson Foods Inc, Class A (2)	1,101,203
	Total Food Products	1,376,793

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 3.6%

11,440	Abbott Laboratories	$1,255,998
11,310	Dexcom Inc (2)	1,280,744
17,170	Edwards Lifesciences Corp (2)	1,281,054
3,670	IDEXX Laboratories Inc (2)	1,497,213
21,060	Medtronic PLC	1,636,783
430	Zimmer Biomet Holdings Inc	54,825
	Total Health Care Equipment & Supplies	7,006,617

	Health Care Providers & Services – 5.4%

7,090	AmerisourceBergen Corp	1,174,884
15,080	Centene Corp (2)	1,236,711
5,910	Cigna Corp	1,958,219
9,290	CVS Health Corp	865,735
470	Elevance Health Inc	241,096
2,380	HCA Inc	571,105
250	Humana Inc	128,047
8,120	UnitedHealth Group Inc	4,305,062
	Total Health Care Providers & Services	10,480,859

	Hotels, Restaurants & Leisure – 2.5%

2,920	Airbnb Inc (2)	249,660
7,390	Aramark	305,502
11,710	Hilton Worldwide Holdings Inc	1,479,676
9,930	Marriott International Inc/MD, Class A	1,478,478
5,230	McDonald’s Corp	1,378,262
	Total Hotels, Restaurants & Leisure	4,891,578

	Household Products – 1.3%

20,690	Colgate-Palmolive Co	1,630,165
6,380	Procter & Gamble Co/The	966,953
	Total Household Products	2,597,118

	Insurance – 2.2%

21,250	American International Group Inc	1,343,850
450	Chubb Ltd	99,270
18,720	F&G Annuities & Life Inc (2)	374,587
6,420	Marsh & McLennan Cos Inc	1,062,382
11,280	Progressive Corp/The	1,463,129
	Total Insurance	4,343,218

	Interactive Media & Services – 4.5%

33,700	Alphabet Inc, Class A (2)	2,973,351
38,400	Alphabet Inc, Class C (2)	3,407,232
19,460	Meta Platforms Inc (2)	2,341,816
	Total Interactive Media & Services	8,722,399

	Internet & Direct Marketing Retail – 2.7%
61,480	Amazon.com Inc (2)	5,164,320

	IT Services – 4.4%

8,420	Accenture PLC, Class A	2,246,793
21,070	Cognizant Technology Solutions Corp, Class A	1,204,993
8,330	Concentrix Corp	1,109,223
11,380	Fidelity National Information Services Inc	772,133
11,970	Global Payments Inc	1,188,860
2,061	Mastercard Inc	716,671
3,640	PayPal Holdings Inc (2)	259,241
4,660	Visa Inc, Class A	968,162
	Total IT Services	8,466,076

	Life Sciences Tools & Services – 3.8%

8,910	Danaher Corp	2,364,892
1,080	Mettler-Toledo International Inc (2)	1,561,086

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

21,460	Syneos Health Inc (2)	$787,153
4,773	Thermo Fisher Scientific Inc	2,628,443
	Total Life Sciences Tools & Services	7,341,574

	Machinery – 0.6%

7,930	AGCO Corp	1,099,812

	Media – 0.6%

17,530	Comcast Corp, Class A	613,024

17,550	New York Times Co/The, Class A	569,673
	Total Media	1,182,697

	Multiline Retail – 0.0%

70	Dollar General Corp	17,238

	Oil, Gas & Consumable Fuels – 5.8%

17,830	Chevron Corp	3,200,307
11,340	ConocoPhillips	1,338,120
11,130	EOG Resources Inc	1,441,557
37,580	Exxon Mobil Corp	4,145,074
22,930	HF Sinclair Corp	1,189,838
	Total Oil, Gas & Consumable Fuels	11,314,896

	Pharmaceuticals – 4.1%

900	Eli Lilly & Co	329,256
22,180	Johnson & Johnson	3,918,097
6,691	Merck & Co Inc	742,366
57,290	Pfizer Inc	2,935,540
	Total Pharmaceuticals	7,925,259

	Professional Services – 1.4%

9,760	Booz Allen Hamilton Holding Corp	1,020,115
43,550	Clarivate PLC (2)	363,207
960	KBR Inc	50,688
12,850	Leidos Holdings Inc	1,351,692
	Total Professional Services	2,785,702

	Road & Rail – 1.9%

50,980	CSX Corp	1,579,361
1,530	Schneider National Inc, Class B	35,802
9,530	Union Pacific Corp	1,973,377
	Total Road & Rail	3,588,540

	Semiconductors & Semiconductor Equipment – 2.9%

120	Broadcom Inc	67,096
1,230	Enphase Energy Inc (2)	325,901
2,220	Intel Corp	58,674
18,600	Lattice Semiconductor Corp (2)	1,206,768
6,900	NVIDIA Corp	1,008,366
16,540	QUALCOMM Inc	1,818,408
13,050	Skyworks Solutions Inc	1,189,246
	Total Semiconductors & Semiconductor Equipment	5,674,459

	Software – 10.9%

6,640	Adobe Inc (2)	2,234,559
840	ANSYS Inc (2)	202,936
9,410	Cadence Design Systems Inc (2)	1,511,622
23,700	Fortinet Inc (2)	1,158,693
9,760	Manhattan Associates Inc (2)	1,184,864
46,645	Microsoft Corp	11,186,404
5,511	Salesforce Inc (2)	730,703
4,440	Synopsys Inc (2)	1,417,648

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)				Value

	Software (continued)

31,120	Teradata Corp (2)				$1,047,499
2,500	VMware Inc, Class A				306,900
1,390	Zscaler Inc (2)				155,541
	Total Software				21,137,369

	Specialty Retail – 2.8%

10,240	Home Depot Inc/The				3,234,406
10,320	Lowe’s Cos Inc				2,056,157
210	Tractor Supply Co				47,244
	Total Specialty Retail				5,337,807

	Technology Hardware, Storage & Peripherals – 6.6%

98,638	Apple Inc (4)				12,816,035

	Textiles, Apparel & Luxury Goods – 0.5%

2,730	Lululemon Athletica Inc (2)				874,637
	Total Common Stocks (cost $184,162,131)				191,657,543

Shares	Description (1)				Value

	EXCHANGE-TRADED FUNDS – 0.6%

2,800	iShares Core S&P 500 ETF				$1,075,788
	Total Exchange-Traded Funds (cost $1,003,547)				1,075,788
	Total Long-Term Investments (cost $185,165,678)				192,733,331

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.3%

	MONEY MARKET FUNDS – 0.3%

607,566	State Street Navigator Securities Lending Government Money Market Portfolio (5)	4.340%	(6)		$607,566
	Total Investments Purchased with Collateral from Securities Lending (cost $607,566)				607,566

Principal Amount (000)	Description (1)	Coupon		Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$352,120	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $352,170, collateralized by $467,100, U.S. Treasury Bond, 4.25%, due 2/15/42, value $359,211	1.280%		1/03/23	$352,120
	Total Short-Term Investments (cost $352,120)				352,120
	Total Investments (cost $186,125,364) – 100.1%				193,693,017
	Other Assets Less Liabilities – (0.1)% (7)				(124,725)
	Net Assets Applicable to Common Shares – 100%				$193,568,292

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(30)	$(12,000,000)	$4,000	1/20/23	$(49,650)
S&P 500® Index	Call	(55)	(22,550,000)	4,100	1/20/23	(23,650)
S&P 500® Index	Call	(55)	(22,825,000)	4,150	1/20/23	(11,688)
Total Options Written (premiums received $370,835)		(140)	$(57,375,000)			$(84,988)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $586,333.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2022

	BXMX	DIAX	SPXX	QQQX	JCE
Assets
Long-term investments, at value (cost $582,187,510, $248,198,624, $131,324,407, $453,907,794 and $185,165,678, respectively)(1)	1,305,953,932	592,116,928	266,791,496	954,665,031	192,733,331
Short-term investments, at value (cost approximates value)	26,896,495	1,891,323	1,046,283	874,968	352,120
Investments purchased with collateral from securities lending, at value (cost approximates value)	12,408	—	259,831	686,986	607,566
Cash	—	—	791	—	6,847
Cash collateral at brokers for investments in options contracts(2)	—	—	—	450,000	—
Cash collateral at brokers for investments in futures contracts	—	—	—	—	373,366
Options purchased, at value (cost $—, $22,263, $11,132, $22,263, and $—, respectively)	—	4,800	2,400	4,800	—
Receivable for:
Dividends	963,553	152,190	197,577	253,344	431,340
Interest	1,913	135	74	62	25
Investments sold	—	234	1,661	12,026	21
Options terminated in closing purchase transactions	6,782,928	—	—	—	—
Reclaims	1,210	—	—	329	—
Deferred offering costs	—	—	219,738	42,208	—
Other assets	294,500	48,262	47,346	178,019	39,317
Total assets	1,340,906,939	594,213,872	268,567,197	957,167,773	194,543,933
Liabilities
Cash overdraft	6,773,724	—	—	—	—
Options written, at value (premiums received $39,360,041, $6,700,474, $3,055,250, $12,922,169, and $370,835, respectively)	23,696,130	4,822,375	2,195,338	5,487,302	84,988
Payable for:
Collateral from securities lending	12,408	—	259,831	686,986	607,566
Accrued expenses:
Management fees	946,677	432,048	188,436	702,857	154,026
Trustees fees	302,948	51,947	49,080	119,859	39,712
Shelf offering costs	—	—	—	47,505	—
Other	418,660	197,383	114,163	405,532	89,349
Total liabilities	32,150,547	5,503,753	2,806,848	7,450,041	975,641
Net assets applicable to common shares	$1,308,756,392	$588,710,119	$265,760,349	$949,717,732	$193,568,292
Common shares outstanding	104,086,837	36,366,913	17,951,159	48,437,773	16,072,627
Net asset value (“NAV”) per common share outstanding	$12.57	$16.19	$14.80	$19.61	$12.04
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,040,868	$363,669	$179,512	$484,378	$160,726
Paid-in-surplus	524,623,098	245,232,611	125,400,276	428,770,685	187,612,349
Total distributable earnings (loss)	783,092,426	343,113,839	140,180,561	520,462,669	5,795,217
Net assets applicable to common shares	$1,308,756,392	$588,710,119	$265,760,349	$949,717,732	$193,568,292
Authorized common shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Includes securities loaned of $12,137, $251,027, $662,232 and $586,333 for BXMX, SPXX, ,QQQX and JCE, respectively.
(2)	Cash pledged to collateralize the net payment obligation for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2022

	BXMX	DIAX	SPXX	QQQX	JCE
Investment Income
Dividends	$22,276,144	$12,799,794	$4,855,510	$10,365,130	$3,839,711
Interest	140,722	6,029	3,529	7,983	4,391
Securities Lending Income, net	952	46,602	12,566	230,102	148
Foreign tax withheld on dividend income	(28,856)	—	(1,182)	(22,289)	—
Total Investment Income	22,388,962	12,852,425	4,870,423	10,580,926	3,844,250
Expenses
Management fees	11,693,671	5,136,873	2,340,990	9,229,539	2,101,776
Interest expense	1,086	408	218	1,101	—
Custodian fees	126,190	76,306	60,460	129,790	55,413
Trustees fees	50,250	21,188	10,263	40,220	8,318
Professional fees	129,352	86,218	74,317	136,037	72,087
Shareholder reporting expenses	170,233	79,915	48,057	157,394	31,851
Shareholder servicing agent fees	1,010	479	175	630	199
Stock exchange listing fees	31,523	10,342	7,420	—	7,406
Investor relations expenses	118,430	55,698	37,960	128,670	22,727
Other	238,560	136,608	62,674	353,980	10,432
Total expenses	12,560,305	5,604,035	2,642,534	10,177,361	2,310,209
Net investment income (loss)	9,828,657	7,248,390	2,227,889	403,565	1,534,041
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	38,860,250	8,806,457	11,187,459	22,330,123	(2,549,464)
Futures contracts	—	—	—	—	(8,968)
Options purchased	—	(169,111)	(87,930)	(221,017)	13,408
Options written	92,014,514	18,144,464	9,550,235	82,240,122	907,627
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(342,235,387)	(67,363,544)	(73,061,459)	(495,194,174)	(47,685,745)
Options purchased	—	(17,463)	(8,732)	(17,463)	—
Options written	17,610,140	6,048,286	2,888,440	14,447,843	359,740
Net realized and unrealized gain (loss)	(193,750,483)	(34,550,911)	(49,531,987)	(376,414,566)	(48,963,402)
Net increase (decrease) in net assets applicable to common shares from operations	(183,921,826)	(27,302,521)	(47,304,098)	(376,011,001)	(47,429,361)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	BXMX		DIAX
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Operations
Net investment income (loss)	$9,828,657	$4,675,828	$7,248,390	$6,196,640
Net realized gain (loss) from:
Investments and foreign currency	38,860,250	177,704,116	8,806,457	32,201,967
Futures contracts	—	—	—	—
Options purchased	—	—	(169,111)	153,278
Options written	92,014,514	(116,624,336)	18,144,464	(23,200,656)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(342,235,387)	174,888,737	(67,363,544)	79,804,076
Options purchased	—	—	(17,463)	5,632
Options written	17,610,140	8,560,570	6,048,286	(3,331,527)
Net increase (decrease) in net assets applicable to common shares from operations	(183,921,826)	249,204,915	(27,302,521)	91,829,410
Distributions to Common Shareholders
Dividends	(98,466,148)	(50,306,812)	(40,345,882)	(12,192,825)
Return of capital	—	(39,207,868)	(1,359,694)	(27,519,845)
Decrease in net assets applicable to common shares from distributions to common shareholders	(98,466,148)	(89,514,680)	(41,705,576)	(39,712,670)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(282,387,974)	159,690,235	(69,008,097)	52,116,740
Net assets applicable to common shares at the beginning of period	1,591,144,366	1,431,454,131	657,718,216	605,601,476
Net assets applicable to common shares at the end of period	$1,308,756,392	$1,591,144,366	$588,710,119	$657,718,216

See accompanying notes to financial statements.

	SPXX		QQQX
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Operations
Net investment income (loss)	$2,227,889	$1,849,198	$403,565	$(2,531,410)
Net realized gain (loss) from:
Investments and foreign currency	11,187,459	49,477,998	22,330,123	166,937,589
Futures contracts	—	—	—	—
Options purchased	(87,930)	79,037	(221,017)	144,380
Options written	9,550,235	(10,788,646)	82,240,122	(89,604,711)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,061,459)	21,506,299	(495,194,174)	151,243,357
Options purchased	(8,732)	2,816	(17,463)	5,632
Options written	2,888,440	(1,644,623)	14,447,843	(6,565,544)
Net increase (decrease) in net assets applicable to common shares from operations	(47,304,098)	60,482,079	(376,011,001)	219,629,293
Distributions to Common Shareholders
Dividends	(20,756,114)	(12,176,538)	(93,184,576)	(33,913,718)
Return of capital	—	(4,722,744)	—	(44,002,163)
Decrease in net assets applicable to common shares from distributions to common shareholders	(20,756,114)	(16,899,282)	(93,184,576)	(77,915,881)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	10,181,265	1,804,279	81,420,803	99,137,676
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	223,858	79,716	2,625,827	1,707,146
Net increase (decrease) in net assets applicable to common shares from capital share transactions	10,405,123	1,883,995	84,046,630	100,844,822
Net increase (decrease) in net assets applicable to common shares	(57,655,089)	45,466,792	(385,148,947)	242,558,234
Net assets applicable to common shares at the beginning of period	323,415,438	277,948,646	1,334,866,679	1,092,308,445
Net assets applicable to common shares at the end of period	$265,760,349	$323,415,438	$949,717,732	$1,334,866,679

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JCE
	Year Ended 12/31/22	Year Ended 12/31/21
Operations
Net investment income (loss)	$1,534,041	$231,780
Net realized gain (loss) from:
Investments and foreign currency	(2,549,464)	38,732,097
Futures contracts	(8,968)	—
Options purchased	13,408	(50,655)
Options written	907,627	(3,426,456)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(47,685,745)	28,018,209
Options purchased	—	—
Options written	359,740	(99,154)
Net increase (decrease) in net assets applicable to common shares from operations	(47,429,361)	63,405,821
Distributions to Common Shareholders
Dividends	(32,669,229)	(29,461,455)
Return of capital	(4,773,720)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(37,442,949)	(29,461,455)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	396,514	310,105
Net increase (decrease) in net assets applicable to common shares from capital share transactions	396,514	310,105
Net increase (decrease) in net assets applicable to common shares	(84,475,796)	34,254,471
Net assets applicable to common shares at the beginning of period	278,044,088	243,789,617
Net assets applicable to common shares at the end of period	$193,568,292	$278,044,088

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium Per Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2022	$15.29	$0.09	$(1.86)	$(1.77)	$(0.10)	$(0.85)	$—	$(0.95)	$—		$—		$12.57	$12.65
2021	13.75	0.04	2.36	2.40	(0.07)	(0.41)	(0.38)	(0.86)	—		—		15.29	14.65
2020	13.68	0.15	0.80	0.95	(0.12)	—	(0.76)	(0.88)	—	*	—	*	13.75	12.88
2019	12.61	0.16	1.84	2.00	(0.16)	—	(0.77)	(0.93)	—	*	—	*	13.68	13.75
2018	14.35	0.15	(0.91)	(0.76)	(0.16)	(0.37)	(0.45)	(0.98)	—	*	—	*	12.61	12.07

DIAX
Year Ended 12/31:
2022	18.09	0.20	(0.95)	(0.75)	(0.20)	(0.91)	(0.04)	(1.15)	—		—		16.19	15.51
2021	16.65	0.17	2.36	2.53	(0.17)	(0.16)	(0.76)	(1.09)	—		—		18.09	17.77
2020	18.20	0.22	(0.66)	(0.44)	(0.22)	(0.81)	(0.08)	(1.11)	—	*	—	*	16.65	15.20
2019	16.90	0.27	2.21	2.48	(0.27)	—	(0.91)	(1.18)	—	*	—	*	18.20	17.66
2018	19.05	0.25	(1.16)	(0.91)	(0.25)	(0.22)	(0.77)	(1.24)	—	*	—	*	16.90	16.12

SPXX
Year Ended 12/31:
2022	18.70	0.13	(2.85)	(2.72)	(0.13)	(1.05)	—	(1.18)	—		—		14.80	16.12
2021	16.17	0.11	3.40	3.51	(0.11)	(0.60)	(0.27)	(0.98)	—	*	—	*	18.70	18.60
2020	16.27	0.15	0.75	0.90	(0.15)	—	(0.85)	(1.00)	—	*	—	*	16.17	15.24
2019	14.42	0.17	2.74	2.91	(0.18)	—	(0.88)	(1.06)	—	*	—	*	16.27	16.47
2018	16.47	0.18	(1.12)	(0.94)	(0.18)	(0.03)	(0.91)	(1.12)	—	*	0.01		14.42	14.04

QQQX
Year Ended 12/31:
2022	29.63	0.01	(8.06)	(8.05)	(0.01)	(1.96)	—	(1.97)	—		—		19.61	20.43
2021	26.32	(0.06)	5.12	5.06	—	(0.78)	(1.01)	(1.79)	—	*	0.04		29.63	30.65
2020	24.12	0.04	3.70	3.74	(0.01)	—	(1.55)	(1.56)	—	*	0.02		26.32	26.01
2019	20.27	0.06	5.33	5.39	(0.05)	—	(1.51)	(1.56)	—	*	0.02		24.12	24.05
2018	22.84	0.06	(0.98)	(0.92)	(0.06)	(1.37)	(0.25)	(1.68)	—	*	0.03		20.27	20.00

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(11.63)%	(7.09)%	$1,308,756	0.89%	0.70%	6%
17.80	20.75	1,591,144	0.89	0.31	7
7.92	1.16	1,431,454	0.91	1.14	22
16.16	22.08	1,422,672	0.91	1.18	4
(5.56)	(8.88)	1,307,669	0.89	1.10	5

(3.92)	(5.93)	588,710	0.93%	1.20%	15%
15.45	24.60	657,718	0.92	0.96	8
(1.49)	(6.73)	605,601	0.94	1.40	27
14.94	17.07	661,255	0.95	1.49	6
(5.01)	(8.27)	610,220	0.92	1.37	9

(14.70)	(6.79)	265,760	0.92%	0.78%	32%
22.15	29.03	323,415	0.90	0.61	26
6.60	(0.24)	277,949	0.93	1.03	20
20.62	25.40	275,280	0.99	1.11	8
(6.03)	(12.99)	238,344	0.91	1.08	16

(27.68)	(27.25)	949,718	0.92%	0.04%	36%
19.85	25.39	1,334,867	0.90	(0.21)	32
16.61	15.66	1,092,308	0.94	0.15	20
27.33	28.73	951,945	0.91	0.25	11
(4.39)	(11.15)	766,930	0.91	0.25	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Value rounded to zero.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium Per Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JCE
Year Ended 12/31:
2022	$17.33	$0.10	$(3.06)	$(2.96)	$(0.10)	$(1.93)	$(0.30)	$(2.33)	$—	$—		$12.04	$13.54
2021	15.21	0.01	3.95	3.96	(0.07)	(1.77)	—	(1.84)	—	—		17.33	18.58
2020	15.04	0.14	0.96	1.10	(0.10)	(0.83)	—	(0.93)	—	—	*	15.21	14.07
2019	12.68	0.09	3.27	3.36	(0.10)	(0.55)	(0.35)	(1.00)	—	—		15.04	14.62
2018	14.76	0.07	(1.04)	(0.97)	(0.07)	(1.04)	—	(1.11)	—	—		12.68	12.03

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(17.30)%	(14.07)%	$193,568	1.00%		0.66%		92%
26.91	47.15	278,044	0.98		0.09		104
8.42	3.62	243,790	1.17	(d)	1.00	(d)	169
26.96	30.26	241,024	1.01		0.64		35
(7.17)	(10.86)	203,322	1.01		0.47		121

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)

During the period ended December 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
	Expenses	Net Investment Income (Loss)
Year Ended 12/31:
2020	1.23%	0.94%

*	Value rounded to zero.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

•	Nuveen Core Equity Alpha Fund (JCE)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX, SPXX and JCE are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX, QQQX and JCE were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004, May 20, 2014 and January 9, 2007, respectively.

Current Fiscal Period

The end of the reporting period for the Funds is December 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX, QQQX and JCE.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the second circuit.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains, on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (continued)

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statements of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New Rules to Modernize Fund Valuation Framework Take Effect

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.

FASB issues ASU 2022-03 – Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”)

In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.

Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.

Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,305,953,932	$—	$—	$1,305,953,932
Investments Purchased with Collateral from Securities Lending	12,408	—	—	12,408

Short-Term Investments:
Repurchase Agreements	—	26,896,495	—	26,896,495

Investment in Derivatives:
Options Written	(23,696,130)	—	—	(23,696,130)
Total	$1,282,270,210	$26,896,495	$—	$1,309,166,705

Notes to Financial Statements (continued)

DIAX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$588,293,128	$—	$—	$588,293,128
Exchange-Traded Funds	3,823,800	—	—	3,823,800

Short-Term Investments:
Repurchase Agreements	—	1,891,323	—	1,891,323

Investment in Derivatives:
Options Purchased	4,800	—	—	4,800
Options Written	(4,822,375)	—	—	(4,822,375)
Total	$587,299,353	$1,891,323	$—	$589,190,676
SPXX
Long-Term Investments*:
Common Stocks	$263,923,646	$—	$—	$263,923,646
Exchange-Traded Funds	2,867,850	—	—	2,867,850
Investments Purchased with Collateral from Securities Lending	259,831	—	—	259,831

Short-Term Investments:
Repurchase Agreements	—	1,046,283	—	1,046,283

Investment in Derivatives:
Options Purchased	2,400	—	—	2,400
Options Written	(2,195,338)	—	—	(2,195,338)
Total	$264,858,389	$1,046,283	$—	$265,904,672
QQQX
Long-Term Investments*:
Common Stocks	$949,885,281	$—	$—	$949,885,281
Exchange-Traded Funds	4,779,750	—	—	4,779,750
Investments Purchased with Collateral from Securities Lending	686,986	—	—	686,986

Short-Term Investments:
Repurchase Agreements	—	874,968	—	874,968

Investment in Derivatives:
Options Purchased	4,800	—	—	4,800
Options Written	(5,487,302)	—	—	(5,487,302)
Total	$949,869,515	$874,968	$—	$950,744,483
JCE
Long-Term Investments*:
Common Stocks	$191,657,543	$—	$—	$191,657,543
Exchange-Traded Funds	1,075,788	—	—	1,075,788
Investments Purchased with Collateral from Securities Lending	607,566	—	—	607,566

Short-Term Investments:
Repurchase Agreements	—	352,120	—	352,120

Investment in Derivatives:
Options Written	(84,988)	—	—	(84,988)
Total	$193,255,909	$352,120	$—	$193,608,029
*	Refer to the Fund’s Portfolio of Investments for industry/sector classifications, when applicable.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
BXMX	Fixed Income Clearing Corporation	$26,896,495	$(27,434,497)
DIAX	Fixed Income Clearing Corporation	1,891,323	(1,929,173)
SPXX	Fixed Income Clearing Corporation	1,046,283	(1,067,242)
QQQX	Fixed Income Clearing Corporation	874,968	(892,527)
JCE	Fixed Income Clearing Corporation	352,120	(359,211)

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.

As of the end of the current reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
BXMX	Common Stocks	$12,137	$12,408
SPXX	Common Stocks	251,027	259,831
QQQX	Common Stocks	662,232	686,986
JCE	Common Stocks	586,333	607,566

Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX	JCE
Purchases	$111,736,347	$91,234,128	$113,576,583	$455,705,350	$213,940,717
Sales	87,101,532	108,560,614	112,403,961	385,734,752	248,618,002

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (continued)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JCE used equity futures for cash management purposes. The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Futures Contracts Outstanding*
JCE	$—

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period. The Fund did not hold any open futures contracts at the end of any fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JCE	Equity	Future Contracts	$(8,968)	$—

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX wrote call options on equity indices as per its stated strategy, with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each wrote call options on equity indices as per its stated dynamic overwriting strategy with the notional amounts of these options ranging from approximately 35-75% of each Fund’s assets. DIAX, SPXX and QQQX also purchased put and call options as part of their overwrite strategy.

During the current fiscal period, JCE continued to write and purchase call options on equity indexes, while investing in a portfolio that included equities to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX	SPXX	QQQX	JCE
Average notional amount of outstanding call options purchased*		$840,000	$420,000	$840,000	$—

	BXMX	DIAX	SPXX	QQQX	JCE
Average notional amount of outstanding call options written*	$(1,420,496,500)	$(328,178,000)	$(156,559,500)	$(603,551,500)	$(64,679,000)

			DIAX	SPXX	QQQX
Average notional amount of outstanding put options purchased*			$228,000	$114,000	$228,000

			DIAX	SPXX	QQQX
Average notional amount of outstanding put options written*			$(9,360,000)	$(4,320,000)	$(15,840,000)

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period. JCE did not hold any call options purchased at the end of any fiscal quarter within the current fiscal period.

The following table presents the fair value of all options purchased and options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(23,696,130)
DIAX
Equity price	Options	Option purchased, at value	$4,800	Options written, at value	$(4,822,375)
SPXX
Equity price	Options	Options purchased, at value	$2,400	Options written, at value	$(2,195,338)
QQQX
Equity price	Options	Options purchased, at value	$4,800	Options written, at value	$(5,487,302)
JCE
Equity price	Options	—	$—	Options written, at value	$(84,988)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options purchased	$—	$—
BXMX	Equity price	Options written	92,014,514	17,610,140
DIAX	Equity price	Options purchased	(169,111)	(17,463)
DIAX	Equity price	Options written	18,144,464	6,048,286
SPXX	Equity price	Options purchased	(87,930)	(8,732)
SPXX	Equity price	Options written	9,550,235	2,888,440
QQQX	Equity price	Options purchased	(221,017)	(17,463)
QQQX	Equity price	Options written	82,240,122	14,447,843
JCE	Equity price	Options purchased	13,408	—
JCE	Equity price	Options written	907,627	359,740

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs

SPXX and QQQX have each filed registration statements with the SEC authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	SPXX			QQQX
	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/22	Year Ended 12/31/21
Maximum aggregate offering	4,993,317	4,993,317	*	Unlimited	Unlimited	**
Common shares sold	639,749	100,336		3,280,964	3,478,731
Offering proceeds, net of offering costs	$10,181,265	$1,804,279		$81,420,803	$99,137,676
*	Represents maximum aggregate offering for the period July 28, 2021 through December 31, 2021.
**	Represents maximum aggregate offering for the period April 30, 2021 through December 31, 2021.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other Expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	SPXX		QQQX		JCE
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Common shares:
Issued to shareholders due to reinvestment of distributions	14,838	4,478	109,290	60,886	25,025	18,321
Sold through shelf offering	639,749	100,336	3,280,964	3,478,731	—	—
Weighted average common share:
Premium to NAV per shelf offering sold	1.77%	1.23%	2.37%	1.90%	—	—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, foreign currency transactions, nondeductible offering costs, and return of capital and long-term capital gain distributions received from portfolio investments. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BXMX	$585,897,149	$760,950,520	$(37,680,964)	$723,269,556
DIAX	246,076,837	363,443,554	(20,329,715)	343,113,839
SPXX	130,759,686	143,034,612	(7,889,626)	135,144,986
QQQX	456,664,951	549,643,963	(55,564,431)	494,079,532
JCE	186,289,875	22,550,776	(15,232,622)	7,318,154

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
BXMX	$18,370,943	$41,451,927	$723,269,556	$—	$—	$—	$783,092,426
DIAX	—	—	343,113,839	—	—	—	343,113,839
SPXX	—	5,035,575	135,144,986	—	—	—	140,180,561
QQQX	5,025,099	21,358,038	494,079,532	—	—	—	520,462,669
JCE	—	—	7,318,154	(1,485,191)	—	(37,746)	5,795,217

The tax character of distributions paid was as follows:

	12/31/2022			12/31/2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
BXMX	$37,065,603	$61,400,545	$—	$7,941,118	$42,365,694	$39,207,868
DIAX	17,416,496	22,929,386	1,359,694	6,196,646	5,996,179	27,519,845
SPXX	2,223,255	18,532,859	—	1,822,067	10,354,471	4,722,744
QQQX	18,109,242	75,075,334	—	—	33,913,718	44,002,163
JCE	27,672,785	4,996,444	4,773,720	4,883,323	24,578,132	—

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
BXMX	$—	$—	$—
DIAX	—	—	—
SPXX	—	—	—
QQQX	—	—	—
JCE	1,485,191	—	1,485,191

Notes to Financial Statements (continued)

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX	JCE
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%	0.7500%
For the next $500 million	0.6750	0.6750	0.6350	0.6650	0.7250
For the next $500 million	0.6500	0.6500	0.6100	0.6400	0.7000
For the next $500 million	0.6250	0.6250	0.5850	0.6150	0.6750
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900	0.6500

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2022, the complex-level fee for each Fund was 0.1590%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	DIAX	SPXX	QQQX	JCE
Purchases	$—	$5,123,979	$28,727,398	$11,888,018
Sales	3,112,821	5,858,785	12,808,549	16,741,218
Realized gain(loss)	1,726,248	1,018,916	2,092,701	(366,622)

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund employs a constant “buy-write” option strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s equity portfolio. The Fund targets a constant overwrite level (i.e., the ratio of the notional value of index call options sold by the Fund to the market value of the Fund’s equity portfolio) of 100% of the value of its equity portfolio. The Fund’s use of a buy-write strategy, which is also commonly referred to as a buy-write income strategy, is intended to produce cash flow for the Fund in the form of premiums on the options written. In exchange for this cash flow (the income component of a buy-write strategy), the Fund’s total return may be reduced relative to the S&P 500 Index in rising markets and may be enhanced relative to the S&P 500 Index in flat or declining markets, in each case consistent with the Fund’s investment objective to seek attractive total return with less volatility than the S&P 500 Index.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to Common Shareholders.

Portfolio Contents

The Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements, of the S&P 500 Index. The Fund may also invest in other investment companies, including exchange-traded fund (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Shareholder Update (continued)

(Unaudited)

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objectives during such periods.

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial Average (the “DJIA”).

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser constructs the Fund’s equity portfolio by purchasing the common stock of each company included in the DJIA in approximately the amounts stocks are weighted in the DJIA. The Fund will periodically rebalance its holdings of DJIA stocks in order to more closely approximate each stock’s weighting in the DJIA. The Fund’s sub-adviser will consider the tax consequences of certain transactions within the Fund’s equity portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. The Fund’s sub-adviser will rebalance and adjust the Fund’s equity portfolio as necessary for tracking and tax management purposes.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads, purchasing call options, and selling put options.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

As a fundamental policy, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the DIJA are issued by companies in one industry, the Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update (continued)

(Unaudited)

Portfolio Contents

The Fund will invest in the thirty common stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA. The Fund may also invest in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the DJIA and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also purchase call options. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. Because the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than if it had invested the same amount in the security directly.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Shareholder Update (continued)

(Unaudited)

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put option

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

As a fundamental policy, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the S&P 500 Index are issued by companies in one industry, the Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policies may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the S&P 500 Index. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity

Shareholder Update (continued)

(Unaudited)

securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral.

The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Shareholder Update (continued)

(Unaudited)

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)

Investment Objective

The Fund’s investment objective is to seek attractive total return with less volatility than the Nasdaq 100 Index.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in an equity portfolio made up of securities comprising the Nasdaq 100 Index (or securities that have economic characteristics that are similar to those securities comprising the Nasdaq 100 Index) that seeks to substantially replicate price movements of the Nasdaq 100 Index and is designed to support the Fund’s option strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.

The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.

The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

As a fundamental policy, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that if 25% or more of the securities in the Nasdaq 100 Index are issued by companies in one industry, the Fund would concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the Nasdaq 100 Index. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity

Shareholder Update (continued)

(Unaudited)

securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.

In carrying out its option strategy, the Fund may write index call options on the Nasdaq 100 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Shareholder Update (continued)

(Unaudited)

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN CORE EQUITY ALPHA FUND (JCE)

Investment Objective

The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long term capital appreciation and secondarily through income and gains.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the Equity Portfolio (as defined below).

The Fund invests in a portfolio of actively managed large capitalization U.S. common stocks, using the sub-adviser’s proprietary quantitative process designed to provide the potential for long-term outperformance (the “Equity Portfolio”). Additionally, the Fund seeks to reduce the volatility of its returns relative to the returns of the Equity Portfolio over extended periods by writing (selling) index call options and/or call options on custom baskets of securities (the “Options Strategy”).

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The notional value of the call options written by the Fund under its Options Strategy may be up to 50% of the value of the Fund’s Managed Assets.

•

The Fund intends to limit the overlap between the stocks held in the Equity Portfolio and the stocks underlying the Fund’s call options to less than 70% (generally based on the value of such components).

•

The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the Equity Portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

Portfolio Contents

The Fund generally invests in a portfolio of common stocks. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund implements its Option Strategy by writing (selling) index call options and call options on custom baskets of securities.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject

Shareholder Update (continued)

(Unaudited)

to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.

The Fund writes index call options on broad-based indices and may, if the sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s Equity Portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments or as a substitute for a position in the underlying asset. Such instruments include options, futures contracts, index futures and total return swaps. In addition, the Fund may invest in other types of derivative instruments that are currently non-principal investments, including forward contracts, interest rate swaps, caps, collars and floors, credit default swaps, and swap options.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of Preferred Shares or debt instruments. The Fund may, however, borrow up to 7.5% of its Managed Assets for cash management purposes. In addition, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen S&P 500 Buy-Write Income Fund (BXMX)	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)	Nuveen Core Equity Alpha Fund (JCE)

Portfolio Level Risks

Call Option Risk	X	X	X	X	X
Call Spreads Risk	X	X	X	X	—
Common Stock Risk	X	X	X	X	X
Counterparty Risk	X	X	X	X	X
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Dividend Income Risk	X	X	X	X	X
Frequent Trading Risk	—	—	—	—	X
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	—
Inflation Risk	X	X	X	X	X
Information Technology Sector Risk	X	—	X	—	—
Large-Cap Company Risk	X	X	X	X	X
Non-U.S. Securities Risk	X	X	X	X	—
Option Strategy Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Put Option Risk	X	X	X	X	—
Quantitative Analysis Risk	—	—	—	—	X
Swap Transactions Risk	X	X	X	X	X
Technology Company Investment Risk	—	—	—	X	—
Valuation Risk	X	X	X	X	X

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Non-Diversified Status Risk	—	X	—	X	—
Not an Index Fund	X	X	X	X	—
Recent Market Conditions	X	X	X	X	X
Tax Risk	X	X	X	X	X

Shareholder Update (continued)

(Unaudited)

Portfolio Level Risks:

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Call Spreads Risk. The Fund may enter into call spreads. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different strike prices. The Fund may not be able to enter into (or close out of) these transactions, at times or in the quantities desired by the sub-adviser. The Fund also may not be able to enter into (or close out of) these transactions because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the sub-adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation the SEC’s recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into, could adversely impact the Fund’s ability to invest in certain derivatives successfully use derivative instruments.

Dividend Income Risk. A portion of the net investment income paid by the Fund to its shareholders is derived from dividends it receives from the common stocks held in the Fund’s equity portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Frequent Trading Risk. The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a fund pays when it buys and sells securities, which may detract from the fund’s performance.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could continue to increase.

Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Option Strategy Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio. In employing the Fund’s option strategy, the sub-adviser seeks to reduce downside risk and volatility of the Fund’s equity portfolio. This strategy may not protect against market declines and may limit the Fund’s participation in market gains, particularly during periods when market values are increasing. This strategy may increase the Fund’s portfolio transaction costs, which could result in losses or reduce gains, and may not be successful.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment

Shareholder Update (continued)

(Unaudited)

companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Put Option Risk. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

Quantitative Analysis Risk. The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

Swap Transactions Risk. The Fund may enter into derivative instruments such as swap contracts, credit default swaps, interest rate swaps and forward contracts. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Technology Company Investment Risk. A substantial portion of the securities represented in the applicable index are in the technology sector. As a result, the Fund may invest a substantial portion of its assets in technology companies. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. The Fund may borrow for temporary or emergency purposes. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, and natural and environmental disasters and the spread of infectious illnesses or other public health emergencies , possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community – through economic sanctions and otherwise – further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Shareholder Update (continued)

(Unaudited)

Non-Diversified Status Risk. Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.

Not an Index Fund. The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the index as a whole for various reasons, including the fact that the Fund will write call options on a portion of its equity portfolio and the weightings of the securities included in the Fund’s equity portfolio may be different than the weightings of the common stocks in the index. The Fund, by writing call options on its equity portfolio, will give up the opportunity to benefit from potential increases in the value of the Fund’s equity portfolio above the exercise prices of the options, but will continue to bear the risk of declines in the value of the Fund’s equity portfolio.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region. The outbreak of COVID-19 resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the EU. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (continued)

(Unaudited)

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:

Amended and Restated Bylaws

On October 5, 2020, the Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, and Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Principal Risks

The following principal risk has been added for the Nuveen S&P 500 Buy-Write Income Fund (BXMX) and Nuveen S&P 500 Dynamic Overwrite Fund (SPXX):

Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

UPDATED DISCLOSURES FOR FUNDS WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT

The following includes additional disclosures for the Funds in this annual report with an effective shelf offering registration statement as of the fiscal year ended December 31, 2022.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets attributable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)		Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
Maximum Sales Charge (as a percentage of offering price)	4.00%	(1)	4.00%	(1)
Dividend Reinvestment Plan Fees (2)	$2.50		$2.50

(1)

A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

	As a Percentage of Net Assets Attributable to Common Shares (1)
Annual Expenses	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
Management Fees	0.82%	0.83%
Other Expenses (2)	0.10%	0.09%
Total Annual Expenses	0.92%	0.92%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended December 31, 2022.
(2)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Examples

The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the tables. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
1 Year	$19	$19
3 Years	$39	$39
5 Years	$60	$60
10 Years	$122	$122

Shareholder Update (continued)

(Unaudited)

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
1 Year	$49	$49
3 Years	$68	$68
5 Years	$89	$89
10 Years	$149	$149

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
1 Year	$9	$9
3 Years	$29	$29
5 Years	$51	$51
10 Years	$113	$113

These examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low market prices for the Common Shares of Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) reported as of the end of the day on the Nasdaq Stock Market LLC (Nasdaq) and on the New York Stock Exchange (NYSE), respectively, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

	Market Price		NAV		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
December 2022	$17.87	$15.01	$15.63	$14.04	16.12%	6.91%
September 2022	$16.78	$15.01	$16.68	$14.04	7.85%	(0.97)%
June 2022	$18.18	$14.87	$18.18	$14.91	3.06%	(5.42)%
March 2022	$18.82	$16.48	$18.82	$16.80	0.95%	(4.30)%
December 2021	$18.60	$16.98	$18.81	$17.51	(0.53)%	(4.30)%
September 2021	$18.42	$17.08	$18.36	$17.47	3.50%	(3.61)%
June 2021	$19.07	$16.57	$17.80	$17.04	8.72%	(3.42)%
March 2021	$16.53	$14.84	$17.03	$16.00	(2.36)%	(8.38)%

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

	Market Price		NAV		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
December 2022	$23.42	$20.00	$21.49	$19.18	11.19%	2.50%
September 2022	$25.08	$20.51	$24.52	$19.93	3.59%	0.00%
June 2022	$28.77	$21.14	$27.84	$21.28	4.18%	(1.09)%
March 2022	$30.83	$24.79	$29.97	$24.51	3.83%	(4.97)%
December 2021	$30.65	$28.05	$30.28	$27.64	3.44%	0.03%
September 2021	$30.60	$28.37	$30.07	$27.97	2.56%	(0.51)%
June 2021	$29.57	$26.57	$28.54	$26.43	4.30%	(0.77)%
March 2021	$27.61	$25.38	$28.27	$25.94	2.87%	(4.69)%

The following table shows as of December 31, 2022 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and (iv) net assets attributable to Common Shares.

December 31, 2022	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
NAV per Common Share	$14.80	$19.61
Market Price	$16.12	$20.43
Percentage of Premium/(Discount) to NAV per Common Share	8.92%	4.18%
Net Assets Attributable to Common Shares	$265,760,349	$949,717,732

Shares of closed-end investment companies, including those of the Funds, may frequently trade at prices lower than NAV. The Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

UNRESOLVED STAFF COMMENTS

Each Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2022, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or 1940 Act, or its registration statement.

Important Tax Information (Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
BXMX	$61,400,545
DIAX	22,929,386
SPXX	18,532,859
QQQX	75,075,334
JCE	4,996,444

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
BXMX	55.8%
DIAX	72.0
SPXX	100.0
QQQX	52.5
JCE	12.6

Qualified Dividend Income (QDI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
BXMX	57.6%
DIAX	72.0
SPXX	100.0
QQQX	53.0
JCE	13.5

Qualified Interest Income (QII)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	1/1 to Current Year End Percentage
BXMX	1.1%
DIAX	0.1
SPXX	0.1
QQQX	1.2
JCE	0.1

Qualified Business Income (QBI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified business income for individuals pursuant to Section 199A of the Internal Revenue Code:

Fund	Percentage
BXMX	1.8%
DIAX	—
SPXX	—
QQQX	—
JCE	—

163(j)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage
BXMX	0.3%
DIAX	—
SPXX	0.1
QQQX	—
JCE	—

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale*	Carole E. Stone*	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Retired from the Fund’s Board of Trustees effective December 31, 2022.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX	JCE
Common Shares repurchased	0	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

19(a) Notice: Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) overthe time period being considered.

∎

Chicago Board Options Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): An index designed to measure the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM): An index designed to measure the performance of a hypothetical buy-write strategy on the Nasdaq 100® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM): An index designed to measure the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

DIAX Blended Benchmark: Consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM) (defined herein), and 2) 45% Dow Jones Industrial Average Index (DJIA) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Dow Jones Industrial Average Index (DJIA): An index designed to measure the performance of 30 actively traded U.S. large cap stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JCE Blended Benchmark: Consists of: 1) 50% S&P 500® Index (defined herein), and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500® Buywrite Index (BXMSM) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Nasdaq 100® Index: An index that includes 100 of the largest domestic and international non-financial equity securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

QQQX Blended Benchmark: Consists of: 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM) (defined herein), and 2) 45% Nasdaq 100® Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500® Index: An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

SPXX Blended Benchmark: Consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM) (defined herein), and 2) 45% S&P 500® Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (since 2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2008 Class II		142

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tern of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		142

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of (2006-2012); Director of Well mark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		142

∎ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (UCADA) (since 2020).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II		142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing (Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III		142

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		142

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		142

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), Fed Ex Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).
1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III		142

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		142

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015

∎ BRETT E. BLACK			Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.
1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016); Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management LLC.
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).
1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).
1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017); formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ TREY S. STENERSEN			Senior Managing Director of Teacher Advisors LLC and TIAACREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.
1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2022

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022); Managing Director, Assistant Secretary and General Counsel (since 2022), formerly, Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary (since 2022) of Winslow Capital Management, LLC: formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020) and Santa Barbara Asset Management, LLC (2006-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988

∎ RACHAEL ZUFALL			Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TlAA (since 2017).
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-1222D 2703115-INV-Y-02/24

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2022	$41,171	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2021	$36,830	$0	$2,430	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2022	$0	$0	$0	$0
December 31, 2021	$2,430	$0	$0	$2,430

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale, Albin F. Moschner and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

David Friar, Managing Director and Portfolio Manager for Nuveen’s multi-asset portfolio management team. He joined the team managing the Equity, Mid-Cap and Small Cap Index Strategies in 2000 and became part of the enhanced equity index team in 2007. Additionally, he is a member of the investment team responsible for several other quantitative products, including the Equity Option Overwrite Strategies. He joined the firm in 1999 as a member of the performance measurement group. Before his role in portfolio management, he provided quantitative analysis for equity portfolios and constructed quantitatively driven portfolios for institutional and taxable clients.

Jim Campagna, CFA, Head of Equity Index Strategies, oversees equity index strategies for Nuveen Equities. He is responsible for all equity index, social choice, and equity ETF strategies. Prior to joining the firm in 2005, he was a portfolio manager at Mellon Capital Management where he was responsible for several funds and was an index strategy leader for the MSCI EAFE mandates.

Lei Liao, CFA, is an equity index portfolio manager for Nuveen Quantitative Strategies. He has portfolio management responsibilities for all equity index strategies, social choice equity portfolios, as well as some of the firm’s ETF product line. Prior to joining the firm in 2012, he was a senior equity portfolio manager at Northern Trust Corp.

Darren Tran, CFA, is a senior director for Nuveen Quantitative Strategies. He has portfolio management responsibilities for all equity index, social choice equity, and equity ETF strategies. Darren joined the firm in 2005 as a foreign currency trader and entered the investment industry in 2000. Prior to joining the firm, he held a position at Morgan Stanley in Corporate Treasury.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
David Friar	Registered Investment Company	3	$1.41 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$2.69 million

Jim Campagna	Registered Investment Company	27	$135.31 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	7	$1.44 billion

Lei Liao	Registered Investment Company	27	$135.31 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	7	$1.44 billion

Darren Tran	Registered Investment Company	17	$130.81 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	7	$1.44 billion

*	Assets are as of December 31, 2022.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF DIAX SECURITIES AS OF DECEMBER 31, 2022

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Friar	X
Jim Campagna	X
Lei Liao	X
Darren Tran	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT

COMPANIES.

(a)	The following provides dollar amounts of income and fees/compensation related to securities lending activities of the Fund during the fiscal year ended December 31, 2022:

Gross income from securities lending activities	$79,145
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	(4,045)
Fees not included in a revenue split
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	(589)
Administrative fees not included in a revenue split	—
Indemnification fees not included in a revenue split	—
Rebate (paid to borrower)	(27,908)
Other fees not included in a revenue split	—
Aggregate fees/compensation for securities lending activities	(32,543)
Net income from securities lending activities	$46,602

(b)

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending on the asset type of the loaned securities. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Trustees, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dow 30SM Dynamic Overwrite Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 9, 2023